UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03073

SECURITY CASH FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS	66636-0001
(Address of principal executive offices)	(Zip code)

MICHAEL G. ODLUM, PRESIDENT

SECURITY CASH FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

Annual Report

December 31, 2006

•	Security Income Fund®

•	Capital Preservation Series
•	Diversified Income Series
•	High Yield Series
•	Income Opportunity Series

•	Security Cash Fund

Security Income Fund

Security Cash Fund

December 31, 2006

Annual Report

Table of Contents

Security Income Fund

Capital Preservation Series	2

Diversified Income Series	15

High Yield Series	26

Income Opportunity Series	38

Security Cash Fund	55

Notes to Financial Statements	63

Report of Independent Registered Public Accounting Firm	70

Directors’ Disclosure	71

Directors and Officers	73

Manager’s Commentary February 15, 2007	Security Income Fund Capital Preservation Series (unaudited)

Christopher L. Phalen Portfolio Manager

To our Shareholders:

The first half of 2006 proved to be very similar to 2005. The Federal Reserve Board continued
increasing the Federal Funds rate at each meeting during the first half of the year, bringing the rate to
5.25% at the end of June. At the August meeting the Fed held the funds rate unchanged due to moderating economic growth, a slow down in the housing market, and the lagged effects of previous interest rate increases. Inflation still remained above levels preferred by the Fed so for the remainder of the year the market debated whether economic growth would slow down causing an interest rate cut, or inflation would continue to be high and cause another increase.

For most of the year we positioned the Capital Preservation Series of the Security Income Fund average maturity short of the benchmark to protect against rising interest rates. In the fourth quarter we moved the average maturity closer to the benchmark due to concerns about future economic growth. The Series earned a return of 4.10% for the year ended December 31, 20061, which lagged the benchmark Lehman Brothers 1-3 year Government/ Credit Index return of 4.25% for the same period.

Factors Affecting Performance in 2006

Bond market returns were negatively impacted by the Federal Reserve Bank’s four interest rate increases in the first half of the year, which caused short and intermediate rates to move up and prices of bonds to fall. During 2006 the two-year United States Treasury bond yield increased by .48% and the five-year yield increased by .39%.

The Capital Preservation Series continued to be positioned more heavily in shorter maturity bonds to mitigate the impact of increasing interest rates. This positively impacted performance and protected the Series from declining prices. The Series also over-weighted corporate bonds in 2006 to take advantage of a stable economy and the low volatility in corporate spreads. In corporate bonds, the Series also successfully avoided corporate bonds subject to potential leveraged buyouts and other equity friendly activities. The corporate bond overweight was successful as this sector out-performed other fixed income sectors. The Series also continues to have a significant weighting in floating rate bonds, as their coupons increase, as interest rates rise.

The Composition of Portfolio Assets

At the end of 2006, the Capital Preservation Series held 26% in asset backed securities, 18% in mortgage-backed securities, 54% in corporate securities, and 2% in treasury securities. The portfolio is overweighted in corporate bonds, asset-backed securities, and mortgage-backed securities, and underweighted in Treasury issues relative to the benchmark.

Advisor, Security Management Company, LLC

Outlook for 2007

In 2006 the economy continued to grow but with strong head winds from the long anticipated correction in the housing market, the Federal Reserve’s rate increases starting to take effect, and commodity prices hitting all time highs. Looking forward to 2007 the economy should continue to grow but at a slower rate than the recent past. One of the main concerns widely discussed in 2006 was the slowdown in the housing market. The housing slowdown had a negative impact on economic growth in 2006, but it does not appear to be enough to push the economy into a recession with unemployment near all time lows and wage inflation still relatively high. The strong labor market should also drive consumer spending to continue growing at a reasonable rate. Commodity prices also declined in late 2006, which should add some positive stimulus to the economy and lower inflation expectations.

The yield curve remains flat or inverted which traditionally has been a sign of future economic weakness. In the current environment we believe that the strong demand for long U.S. Treasury securities from global investors and investors searching to match long liabilities has largely contributed to this situation rather than a pending recession.

We expect short term rates to remain at 5.25% for most of 2007. We believe the Fed has paused and will remain paused with a wait-and-see attitude. We believe it won’t raise rates because there’s no compelling reason to do so. On the other hand, we believe it won’t cut rates either. For the Fed to again raise rates, inflation would have to increase while the economy remained strong. For the Fed to cut rates, inflation would have to decline into its preferred range and economic growth would have to slow down. At this point, there is limited evidence of either situation. Also, due to the increasing amounts of leverage in the capital markets, we believe cutting rates will also send an unwarranted bullish signal to the credit and equity markets. Our bias will be to position the portfolio short of the average maturity of the benchmark because the market is pricing in a higher probability of a Fed rate decrease than we believe will occur.

With a stable and growing economy predicted in 2007, the Series will be over-weighted in corporate bonds for their additional yield. Fundamentals in the corporate sector remain strong as companies generate strong cash flow and profit growth. The primary short- term risk in corporate bonds is increased share repurchases and leveraged buyouts, which negatively impact credit quality. Our focus will continue to be on companies and sectors where this activity has a low probability.

Our primary concern for 2007 is that most risk assets are priced at high valuations and the economy is

Manager’s Commentary February 15, 2007	Security Income Fund Capital Preservation Series (unaudited)

entering the fifth year of an expansion. We find ourselves constantly asking when the wind will blow the other direction with the economy slowing and credit spreads widening. At this point, we think the evidence tells us to continue to own the additional yield these assets provide but be prepared to change our views if the data changes.

Sincerely,

Christopher L. Phalen

Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares.

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Capital Preservation Series on May 3, 1999 (date of inception), reflects deduction of the 3.50% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index that tracks investment grade bonds including U.S. government bonds and corporate bonds with maturities of between 1 and 3 years.

Average Annual Returns

Periods Ended 12-31-06	1 Year	5 Years	Since Inception
A Shares	0.49%	3.30%	4.30% (5-3-99)
B Shares	(1.31%)	3.18%	4.27% (5-3-99)
C Shares	2.94%	3.77%	4.53% (5-3-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above reflect deduction of the maximum front-end sales charge of 3.50% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced. Effective November 17, 2004, the Series converted from a stable value fund to a short-term bond fund. The 5 Years and since inception returns include the effect of this change and in the absence of such change, the returns would have been lower.

Portfolio Comparison by Quality Rating (Based on Standard & Poor’s Ratings)

AAA	41.49%
AA	5.79
A	17.41
BBB	20.46
BB	4.30
B	1.14
CCC	0.27
D	0.04
NR	2.66
Preferred Stock	6.83
Liabilities, less cash & other assets	(0.39)
Total net assets	100.00%

See accompanying notes.

Manager’s Commentary February 15, 2007	Security Income Fund Capital Preservation Series (unaudited)

PERFORMANCE

Information About Your Series’ Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-l); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 – December 31, 2006.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Capital Preservation Series – Class A
Actual	$1,000.00	$1,029.80	$5.58
Hypothetical	1,000.00	1,019.71	5.55
Capital Preservation Series – Class B
Actual	1,000.00	1,027.20	8.12
Hypothetical	1,000.00	1,017.19	8.08
Capital Preservation Series – Class C
Actual	1,000.00	1,028.50	6.90
Hypothetical	1,000.00	1,018.40	6.87

[1]

The actual ending account value is based on the actual total return of the Series for the period from July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series’ expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from July 1, 2006 to December 31, 2006 was 2.98%, 2.72% and 2.85%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series’ annualized expense ratio (1.09%, 1.59% and 1.35% for Class A, B and C shares, respectively), net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See accompanying notes.

Schedule of Investments December 31, 2006	Security Income Fund Capital Preservation Series

	Principal Amount	Value
CORPORATE BOND - 47.9%

Automotive -2.9%
Adesa, Inc.
7.63%, 2012	$17,000 $	$17,553
Cooper-Standard Automotive, Inc.
8.375%, 2014	35,000	27,563
Dana Corporation
7.00%, 2029(1)	37,000	27,195
Dura Operating Corporation
8.625%, 2012(1)	21,000	7,140
Ford Motor Company
7.45%, 2031	4,000	3,140
Ford Motor Credit Company
7.25%, 2011	41,000	40,150
General Motors Acceptance Corporation
6.125%, 2007	9,000	9,002
6.225%, 2007(2)	36,000	36,002
6.875%, 2011	12,000	12,308
6.75%, 2014	26,000	26,705
8.00%, 2031	124, 000	142,360
GMAC LLC
6.274%, 2007(2)(3)	5,000,000	4,999,965
Sonic Automotive, Inc.
8.63%, 2013	23,000	23,690
TRW Automotive Inc
11.00%, 2013	54,000	59,198
United Auto Group, Inc.
9.625%, 2012	39,000	40,999

		5,472,970

Banking - 7.5%
E*Trade Financial Corporation
8.00%, 2011	25,000	26,125
Kaupthing Bank HF
6.07%, 2010(2)(4)(5)	5,000,000	5,034,360
Republic New York Capital I
7.75%, 2026	2,000,000	2,074,138
USB Capital IX
6.189%, 2042(2)	3,000,000	3,063,861
Wachovia Capital Trust III
5.80%, 2042(2)	2,000,000	2,016,510
Wells Fargo Capital X
5.95%, 2036	2,000,000	1,960,176

		14,175,170

Brokerage - 1.1%
Janus Capital Group, Inc.
5.875%, 2011	2,000,000	2,012,662

Building Materials - 0.1%
Collins & Aikman Floor Cover
9.75%, 2010	121,000	123,722
Dayton Superior Corporation
10.75%, 2008	28,000	29,260
Legrand France
8.50%, 2025	20,000	23,000

		175,982

Chemicals - 0.1%
Geo Specialty Chemicals
13.87%, 2009	29,000	23,925
Hercules, Inc.
6.75%, 2029	21,000	20,580
Huntsman LLC
11.63%, 2010	45,000	49,162
Millennium America, Inc.
9.25%, 2008	55,000	56,788
Mosaic Global Holdings, Inc.
7.375%, 2018	18,000	17,100
Omnova Solutions, Inc.
11.25%, 2010	50,000	53,750

		221,305

Construction Machinery - 0.0%
Columbus McKinnon Corporation
10.00%, 2010	16,000	17,240
United Rentals North America, Inc.
7.00%, 2014	44,000	43,175

		60,415

Consumer Products - 0.0%
Jafra Cosmetics International, Inc.
10.75%, 2011	40,000	42,750

Diversified Manufacturing - 1.6%
Atlas Copco AB
6.50%, 2008 (4)(5)	3,000,000	3,032,337

Electric -7.1%
AES Corporation
8.75%, 2013 (4)(5)	50,000	53,562
Allegheny Energy Supply
8.25%, 2012 (4)(5)(6)	65,000	71,337
American Electric Power Company, Inc.
4.709%, 2007 (6)	3,000,000	2,985,282
Dominion Resources, Inc.
4.125%, 2008	2,800,000	2,758,204
DPL, Inc.
6.875%, 2011	25,000	26,253
FPL Group Capital, Inc.
5.551%, 2008	3,000,000	3,003,870
Northwestern Corporation
5.875%, 2014	14,000	13,756
Powercor Australia LLC
6.15%, 2008 (4)(5)	3,000,000	3,018,687
PSEG Energy Holdings LLC
10.00%, 2009	53,000	58,035
8.50%, 2011	34,000	36,550

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2006 - continued	Security Income Fund Capital Preservation Series

	Principal Amount	Value
CORPORATE BOND (continued)

Electric (continued)
WPS Resources Corporation
6.11%, 2066 (2)	$1,500,000	$1,489,137

		13,514,673

Entertainment - 0.1%
AMC Entertainment, Inc.
8.00%, 2014	46,000	45,655
NCL Corporation
10.625%, 2014 (6)	21,000	21,000
Universal City Development Partners
11.75%, 2010	44,000	47,135

		113,790

Environmental - 0.1%
Allied Waste North America, Inc.
5.75%, 2011	50,000	48,375
9.25%, 2012	37,000	39,312
Browning-Ferris Industries, Inc.
9.25%, 2021	20,000	21,200

		108,887

Financial - Other -0.0%
AAC Group Holding Corporation
0.00%, 2012 (6)	5,000	4,375
Affinia Group, Inc.
9.00%, 2014	30,000	29,400
Pxre Capital Trust 1
8.85%, 2027	31,000	30,806
Triad Acquisition Corporation
11.125%, 2013	13,000	12,350

		76,931

Financial Companies - Captive - 2.6%
Residential Capital LLC
7.204%, 2009 (2)(3)(4)(5)	5,000,000	5,026,830

Financial Companies - Noncaptive
Consumer - 2.2%
Nelnet, Inc.
7.40%, 2036 (2)(3)	4,000,000	4,119,032

Financial Companies - Noncaptive
Diversified - 2.0%
Core Investment Grade Bond Trust I
4.642%, 2007 (3)(6)	3,891,304	3,856,049

Food & Beverage - 1.6%
Cadbury Schweppes US Finance LLC
3.875%, 2008 (4)(5)	3,000,000	2,921,640
Harry & David Holdings, Inc.
10.369%, 2012 (2)	12,000	11,940
Pinnacle Foods Group, Inc.
8.25%, 2013	17,000	17,404
Swift & Company
10.125%, 2009 (6)	27,000	27,472
12.50%, 2010	10,000	10,225
Viskase Companies, Inc.
11.50%, 2011	30,000	30,000

		3,018,681

Gaming - 0.1%
155 East Tropicana LLC
8.75%, 2012	25,000	21,500

Aztar Corporation
7.875%, 2014	41,000	44,536
Caesars Entertainment, Inc.
9.375%, 2007	22,000	22,055
8.875%, 2008	21,000	21,893
MGM Mirage
9.75%, 2007	25,000	25,312
MTR Gaming Group, Inc.
9.75%, 2010	14,000	14,770
Poster Financial Group, Inc.
8.75%, 2011	34,000	35,275
Resorts International Hotel and Casino, Inc.
11.50%, 2009	32,000	33,000
Wheeling Island Gaming, Inc.
10.125%, 2009	16,000	16,300
Wynn Las Vegas LLC
6.625%, 2014	32,000	31,800

		266,441

Healthcare -0.0%
InSight Health Services Corporation
9.875%, 2011	13,000	3,055
Tenet Healthcare Corporation
6.375%, 2011	12,000	10,980
9.25%, 2015 (6)	58,000	58,000

		72,035

Home Construction - 0.0%
Beazer Homes USA, Inc.
8.625%, 2011	22,000	22,660
8.375%, 2012	27,000	27,743
K Hovnanian Enterprises, Inc.
8.875%, 2012	31,000	31,465

		81,868

Independent Energy - 0.1%
El Paso Production Holding Company
7.75%, 2013	34,000	35,572
Stone Energy Corporation
8.25%, 2011	57,000	56,003
Whiting Petroleum Corporation
7.25%, 2012	10,000	10,025
7.25%, 2013	4,000	4,010

		105,610

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2006	Security Income Fund Capital Preservation Series

Insurance - Life - 1.3%
AXA S.A.
6.379%, 2049 (2)(4)(5)	$1,000,000	$987,363
Metlife, Inc.
6.40%, 2036 (2)	1,500,000	1,506,911

		2,494,274

Insurance - Property & Casualty - 4.5%
Atlantic Mutual Insurance Company
8.15%, 2028 (4)(5)	59,000	35,918
Navigators Group, Inc.
7.00%, 2016	1,000,000	1,022,512
Safeco Corporation
4.20%, 2008	1,500,000	1,479,519
Swiss Re Capital I, LP
6.854%, 2049 (2)(4)(5)	3,000,000	3,147,297
TIG Capital Trust I
8.597%, 2027 (4)(5)	34,000	29,920
Travelers Property Casualty Corporation
3.75%, 2008	3,000,000	2,930,436

		8,645,602

Lodging - 0.0%
Sheraton Holding Corporation
7.375%, 2015	25,000	25,595

Media - Cable -1.1%
Cablevision Systems Corporation
9.87%, 2009 (2)	22,000	23,210
CSC Holdings, Inc.
7.875%, 2007	41,000	41,512
7.25%, 2008	17,000	17,149
EchoStar DBS Corporation
6.625%, 2014	19,000	18,525
Insight Midwest, LP
9.75%, 2009	10,000	10,162
Intelsat Subsidiary Holding Company, Ltd.	22,000	22,193
10.484%, 2012 (2)(5)
Mediacom LLC
9.50%, 2013	30,000	30,900
Shaw Communications, Inc.
8.25%, 2010	54,000	57,375
Univision Communications, Inc.
3.50%, 2007	1,985,000	1,942,223

		2,163,249

Media - Non Cable - 0.2%
Cenveo Corporation
7.875%, 2013	33,000	31,680
Dex Media East LLC
12.13%, 2012	92,000	101,315
Primedia, Inc.
10.749%, 2010 (2)	43,000	44,720
8.875%, 2011	29,000	29,580
RH Donnelley, Inc.
10.88%, 2012	27,000	29,430
Sinclair Broadcast Group, Inc.
8.75%, 2011	76,000	79,325
8.00%, 2012	10,000	10,325

		326,375

Metals & Mining - 0.1%
Ispat Inland ULC
9.75%, 2014	38,000	42,465
Trimas Corporation
9.875%, 2012	40,000	38,700
United States Steel Corporation
9.75%, 2010	41,000	43,614

		124,779

Natural Gas Pipelines - 0.1%
Southern Natural Gas Company
8.875%, 2010	33,000	34,620
Williams Companies, Inc.
8.125%, 2012 (6)	53,000	57,372
8.75%, 2032 (6)	24,000	27,120

		119,112

Oil Field Services -0.0%
Secunda International, Ltd.
13.374%, 2012 (2)	21,000	21,709

Packaging - 0.0%
Constar International, Inc.
8.749%, 2012 (2)(5)	15,000	15,225

Paper - 0.1%
Cascades, Inc.
7.25%, 2013	39,000	38,902
Georgia-Pacific Corporation
8.00%, 2024	51,000	51,765
Tembec Industries, Inc.
8.625%, 2009	46,000	31,510
8.50%, 2011	78,000	47,385

		169,562

Railroads - 1.6%
Grupo Transportacion Ferroviaria Mexicana S.A. DE CV
9.375%, 2012	35,000	37,363
12.50%, 2012	19,000	20,520
Kansas City Southern Railway
9.50%, 2008	59,000	61,655
7.50%, 2009	20,000	20,175
TTX Company
3.875%, 2008 (4)(5)	3,000,000	2,929,287

		3,069,000

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2006	Security Income Fund Capital Preservation Series

REIT’s - 6.9%
BF Saul Reit
7.50%, 2014	$21,000	$21,341
HRPT Properties Trust
5.961%, 2011 (2)(3)	5,000,000	5,001,715
iStar Financial, Inc.
4.875%, 2009	3,000,000	2,966,562
Simon Property Group, LP
7.125%, 2007 (3)	5,000,000	5,061,040

		13,050,658

Retailers - 0.1%
Foot Locker, Inc.
8.50%, 2022	25,000	24,563
General Nutrition Centers, Inc.
8.625%, 2011	6,000	6,315
Gregg Appliances, Inc.
9.00%, 2013	17,000	16,235
Petro Stopping Centers, LP
9.00%, 2012	34,000	35,190
Toys R US, Inc.
7.375%, 2018	21,000	17,010
Vitro Envases Norteamerica
10.75%, 2011 (4)(5)	6,000	6,570

		105,883

Services - 0.0%
Allied Security Escrow Corporation
11.375%, 2011	22,000	22,550
Brickman Group, Ltd.
11.75%, 2009	26,000	27,625
Cornell Companies, Inc.
10.75%, 2012	30,000	32,625

		82,800

Technology - 0.1%
Lucent Technologies, Inc.
6.45%, 2029	55,000	50,738
Nortel Networks Corporation
6.875%, 2023	31,000	26,040
Sanmina-SCI Corporation
6.75%, 2013	66,000	60,720
UGS Corporation
10.00%, 2012	30,000	32,700

		170,198

Telecommunications - Wireless - 0.1%
Millicom International Cellular S.A.
10.00%, 2013 (6)	42,000	45,780
Nextel Communications, Inc.
7.375%, 2015	65,000	66,652
Nextel Partners, Inc.
8.125%, 2011	27,000	28,114

		140,546

Telecommunications - Wirelines - 2.0%
AT&T Corporation
7.30%, 2011 (6)	$37,000	$40,059
8.00%, 2031 (6)	37,000	45,905
Axtel S.A. de CV
11.00%, 2013	13,000	14,469
Cincinnati Bell, Inc.
7.25%, 2013	9,000	9,315
8.375%, 2014	71,000	72,953
Qwest Corporation
8.61%, 2013 (2)	10,000	10,825
7.25%, 2025	42,000	43,155
Securus Technologies, Inc.
11.00%, 2011	18,000	16,830
TELUS Corporation
7.50%, 2007	3,465,000	3,490,644

		3,744,155

Tobacco - 0.0%
Alliance One International, Inc.
11.00%, 2012	21,000	22,365

Transportation Services - 0.0%
Ship Finance International, Ltd.
8.50%, 2013	46,000	45,943
Stena AB
9.63%, 2012	20,000	21,300

		67,243

U.S. Banking - 0.5%
PartnerRe Finance II
6.44%, 2066 (2)	1,000,000	1,003,697

TOTAL CORPORATE BOND (Cost $91,408,130)		$91,116,445

PREFERRED STOCK - 6.8%

Insurance Brokers - 4.2%
Capital Trust Pass-Thru
4.50%, 2007 (2)(4)(5)(7)	5,000	4,994,500
WoodBourne Pass-Through Trust
6.45%, 2008 (2)(4)(5)	30	3,004,687

		7,999,187

Property & Casualty Insurance - 1.1%
Aspen Insurance Holdings, Ltd.
7.401%, 2017 (2)(6)	80,000	2,048,000

U.S. Banking - 1.5%
Washington Mutual Preferred Funding Delaware
6.53%, 2041 (2)(4)(5)	3,000,000	2,965,500

TOTAL PREFERRED STOCK (Cost $12,942,815)		$13,012,687

MORTGAGE BACKED SECURITIES - 19.8%

Other Non-Agency - 15.7%
CMO’s - 15.7%
Chaseflex Trust
2006-1, 5.94% - 2036 (2)(3)	5,000,000	5,027,456

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2006 - continued	Security Income Fund Capital Preservation Series

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Other Non-Agency (continued)
CMO’s (continued)
Countrywide Alternative Loan Trust
2005-30CB, 5.65% - 2035 (2)(3)	$4,410,344	$4,398,565
Harborview Mortgage Loan Trust
2005-9, 5.69% - 2035 (2)	2,240,309	2,248,759
JP Morgan Alternative Loan Trust
2006-S2, 5.81% - 2036	3,000,000	2,996,885
2006-S3, 6.00% - 2036 (3)	5,000,000	4,989,024
JP Morgan Mortgage Trust
2004-A5 4A2, 4.848% - 2034 (2)(3)	3,616,690	3,563,557
Master Adjustable Rate Mortgages Trust
2003-5, 4.455% - 2033 (2)	2,558,106	2,540,078
Washington Mutual, Inc.
2005-AR16 1A1, 5.11% - 2035 (2)(3)	4,166,924	4,125,768

		29,890,092

U.S. Government Sponsored
Agencies - 1.6%
Pass-Thru’s -1.696
Federal Home Loan Mortgage Corporation
#1B2544, 5.292% - 2036 (2)	3,147,886	3,141,746

U.S. Government Sponsored
Securities - 2.5%
CMO’s - 2.5%
Government National Mortgage
Association
GNR 2006-23 A, 6.00%- 2033 (3)	4,766,453	4,714,843

TOTAL MORTGAGE BACKED SECURITIES		$37,746,681
(Cost $37,779,276)

U.S. GOVERNMENT SECURITIES - 0.2%
U.S. Treasury Bill
4.85%, 2007	200,000	199,802
4.87%, 2007	200,000	198,276

TOTAL U.S. GOVERNMENT SECURITIES		$398,078

(Cost $397,955)
ASSET BACKED SECURITIES - 25.7%
Home Equity Loans - 22.5%
Ameriquest Mortgage Securities, Inc.
2005-R7, 5.61%, 2035 (2)(3)	5,000,000	5,006,159
Asset Backed Securities Corporation Home Equity
2005-HE6, 5.84%, 2035 (2)(3)	5,000,000	5,025,093
Credit-Based Asset Servicing and Securitization LLC
2004-CB4, 5.497%, 2035 (3)	5,398,268	5,377,106
2005-CB5, 5.61%, 2035 (2)(3)	5,202,000	5,224,512
Fremont Home Loan Trust
2005-2, 5.60%, 2035 (2)(3)	4,289,403	4,291,986
Option One Mortgage Loan Trust	$3,000,000	$3,005,631
2005-3, 5.60%, 2035 (2)
Residential Asset Mortgage Products, Inc.
2005-RS7, 5.62%, 2035 (2)(3)	4,899,164	4,906,119
Residential Asset Securities Corporation
2005-KS7, 5.58%, 2035 (2)(3)	5,000,000	6,015,195
Structured Asset Investment Loan Trust
2005-HE3, 5.60%, 2035 (2)(3)	4,000,000	4,005,908

		42,857,709

Other - 3.2%
Silverado CLO, Ltd.
2006-2A, 5.813%,
2020 (2)(3)(4)(5)(7)	5,000,000	5,998,920

TOTAL ASSET BACKED SECURITIES		$48,856,629
(Cost $48,852,226)

Total Investments (Security Income Fund - Capital Preservation Series)		$191,130,520
(Cost $191,380,402) - 100.4%
Liabilities in Excess of Other Assets - (0.4)%		(721,987)

TOTAL NET ASSETS - 100.0%		$190,408,533

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $191,401,940.

1	- Security is in default of interest and/or principal obligations.
2	- Variable rate security. Rate indicated is rate effective at December 31, 2006.
3	- Security is segregated as collateral for open futures contracts.
4	- Security was acquired through a private placement.
5	- Security is a 144A security, which places restrictions on resale. See Notes to financial statements.
6	- Security is a step-up bond. Rate indicated is rate effective at December 31, 2006.
7	- Security is fair valued by the Board of Directors. See Notes to financial statements.

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Security Income Fund Capital Preservation Series

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$191,130,520
Receivables:
Securities sold	4,170
Fund shares sold	133,234
Dividend	77,381
Interest	1,441,472
Prepaid expenses	20,363

Total assets	192,807,140

Liabilities:
Cash overdraft	1,735,576
Payable for:
Fund shares redeemed	388,982
Variation margin	8,266
Dividends payable to shareholders	35,437
Management fees	57,474
Custodian fees	13,584
Transfer agent/maintainance fees	23,534
Administration fees	22,210
Professional fees	33,153
12b-l distribution plan fees	64,062
Directors’ fees	5,500
Other	10,829

Total liabilities	2,398,607

Net Assets	$190,408,533

Net assets consist of:
Paid in capital	$195,098,405
Accumulated net investment loss	(35,436)
Accumulated net realized loss on sale of investments and futures	(4,414,232)
Net unrealized depreciation in value of investments and futures	(240,204)

Net assets	$190,408,533

Class A:
Capital shares outstanding (unlimited number of shares authorized) . . .	11,401,254
Net assets	$111,052,392
Net asset value and redemption price per share	$9.74

Offering price per share (net asset value divided by 96.50%)	$10.09

Class B:
Capital shares outstanding (unlimited number of shares authorized) . . .	2,936,391
Net assets	$28,594,876
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.74

Class C:
Capital shares outstanding (unlimited number of shares authorized)	5,213,113
Net assets	$50,761,265
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.74

Investments, at cost	$191,380,402

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Interest	$10,803,719
Dividend	304,595

Total investment income	11,108,314

Expenses:
Management fees	742,766
Custodian fees	74,475
Transfer agent/maintenance fees	392,373
Administration fees	229,861
Directors’ fees	13,998
Professional fees	93,191
Reports to shareholders	63,732
Registration fees	48,470
Other expenses	25,796
12b-l distribution plan fees - Class A	295,652
12b-l distribution plan fees - Class B	236,003
12b-l distribution plan fees - Class C	312,457

Total expenses	2,528,774
Less: Earnings credits	(2,536)

Net expenses	2,526,238

Net investment income	8,582,076

Net Realized and Unrealized Gain (Loss):
Net realized loss during the year on:
Investments	(1,871,769)
Futures	(367,214)

Net realized loss	(2,238,983)

Net unrealized appreciation during the year on:
Investments	1,711,109
Futures	9,677

Net unrealized appreciation	1,720,786

Net realized and unrealized loss	(518,197)

Net increase in net assets resulting from operations	$8,063,879

See accompanying notes.

Statement of Changes in Net Assets	Security Income Fund Capital Preservation Series

	Year Ended December 31, 2006	Period Ended December 31, 2005*	Year Ended September 30, 2005
Increase (decrease) in net assets from operations:
Net investment income	$8,582,076	$2,146,882	$9,576,210
Net realized gain (loss) during the year on investments and futures	(2,238,983)	(536,838)	11,053,139
Net unrealized appreciation (depreciation) during the year on investments and futures	1,720,786	(200,293)	612,585

Net increase in net assets resulting from operations	8,063,879	1,409,751	21,241,934

Distributions to shareholders from:
Net investment income
Class A	(4,959,502)	(1,629,883)	(8,535,650)
Class B	(1,158,325)	(409,151)	(1,775,831)
Class C	(2,445,695)	(985,312)	(7,189,670)
Net realized gain
Class A	—	(198,627)	(1,514,181)
Class B	—	(56,149)	(383,829)
Class C	—	(124,677)	(1,589,221)
Return of capital
Class A	(28,046)	—	—
Class B	(7,512)	—	—
Class C	(14,524)	—	—

Total distributions to shareholders	(8,613,604)	(3,403,799)	(20,988,382)

Capital share transactions:
Proceeds from sale of shares
Class A	45,857,759	10,950,408	84,727,219
Class B	3,448,409	1,414,869	8,707,093
Class C	3,558,282	1,164,323	7,630,863
Distributions reinvested
Class A	4,748,068	1,701,035	8,917,095
Class B	1,111,929	435,589	1,970,409
Class C	2,166,533	976,062	7,392,033
Cost of shares redeemed
Class A	(69,428,496)	(17,662,059)	(336,410,196)
Class B	(12,601,820)	(3,390,288)	(11,966,183)
Class C	(36,348,409)	(9,383,477)	(148,802,141)

Net decrease from capital share transactions	(57,487,745)	(13,793,538)	(377,833,808)

Net decrease in net assets	(58,037,470)	(15,787,586)	(377,580,256)

Net assets:
Beginning of period	248,446,003	264,233,589	641,813,845

End of period	$190,408,533	$248,446,003	$264,233,589

Accumulated net investment income (loss) at end of year	$(35,436)	$(51,772)	$807,417

Capital Share Activity:
Shares sold
Class A	4,720,181	1,116,534	8,497,424
Class B	354,907	144,327	878,597
Class C	366,282	118,737	767,222
Shares reinvested
Class A	488,601	173,994	898,128
Class B	114 447	44,569	198,699
Class C	222,997	99,862	744,811
Shares redeemed
Class A	(7,146,333)	(1,801,197)	(33,235,002)
Class B	(1,297,752)	(345,747)	(1,198,197)
Class C	(3,741,913)	(957,222)	(14,834,297)

*	For the period from October 1, 2005 to December 31, 2005.

See accompanying notes.

Financial Highlights Selected data for each share of capital stock outstanding throughout each period	Security Income Fund Capital Preservation Series

	December 31, 2006			Year Ended September 30,
Class A		2005[h]	2005[d,f]	2004	2003	2002
Per Share Data

Net asset value, beginning of period	$9.76	$9.83	$10.00	$10.00	$10.00	$10.00

Income (loss) from investment operations:
Net investment income[g]	0.41	0.09	0.32	0.35	0.36	0.48
Net gain (loss) on securities (realized and unrealized)	(0.02)	(0.02)	0.15	—	—	—

Total from investment operations	0.39	0.07	0.47	0.35	0.36	0.48

Less distributions:
Dividends from net investment income	(0.41)	(0.12)	(0.53)	(0.35)	(0.36)	(0.48)
Distributions from realized gains		(0.02)	(0.11)	(0.15)	(0.08)
Reverse stock split	—	—		0.15	0.08	—

Total distributions	(0.41)	(0.14)	(0.64)	(0.35)	(0.36)	(0.48)

Net asset value, end of period	$9.74	$9.76	$9.83	$10.00	$10.00	$10.00

Total Return[a]	4.10%	2.04%	4.73%	3.60%	3.64%	4.94%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$111,052	$130,131	$136,181	$377,026	$294,501	$361,411

Ratios to average net assets:
Net investment income	4.20%	3.49%	2.96%	3.64%	3.68%	4.72%
Total expenses[b]	1.05%	1.04%	1.41%	1.59%	1.53%	1.50%
Net expenses[c]	1.05%	1.04%	1.21%	1.49%	1.45%	1.37%

Portfolio turnover rate	63%	73%	36%[e]	—	—	—

	December 31, 2006			Year Ended September 30,
Class B		2005[h]	2005[d,f]	2004	2003	2002
Per Share Data

Net asset value, beginning of period	$9.75	$9.83	$10.00	$10.00	$10.00	$10.00

Income (loss) from investment operations:
Net investment income[g]	0.36	0.07	0.24	0.30	0.31	0.43
Net gain (loss) on securities (realized and unrealized)	(0.01)	(0.02)	0.18	—	—	—

Total from investment operations	0.35	0.05	0.42	0.30	0.31	0.43

Less distributions:
Dividends from net investment income	(0.36)	(0.11)	(0.48)	(0.30)	(0.31)	(0.43)
Distributions from realized gains	_	(0.02)	(0.11)	(0.15)	(0.08)
Reverse stock split	—	—		0.15	0.08	—

Total distributions	(0.36)	(0.13)	(0.59)	(0.30)	(0.31)	(0.43)

Net asset value, end of period	$9.74	$9.75	$9.83	$10.00	$10.00	$10.00

Total Return[a]	3.69%	1.43%	4.21%	3.03%	3.12%	4.42%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$28,595	$36,722	$38,554	$40,439	$35,989	$20,677

Ratios to average net assets:
Net investment income	3.69%	2.99%	2.37%	3.14%	3.14%	4.07%
Total expenses[b]	1.55%	1.54%	1.86%	2.09%	2.03%	2.02%
Net expenses[c]	1.54%	1.54%	1.66%	1.99%	1.95%	1.89%

Portfolio turnover rate	63%	73%	36%[e]	—	—	—

See accompanying notes.

Financial Highlights Selected data for each share of capital stock outstanding throughout each period	Security Income Fund Capital Preservation Series

				Year Ended September 30,
	December 31, 2006
Class C		2005[h]	2005[d,f]	2004	2003	2002
Per Share Data

Net asset value, beginning of period	$9.75	$9.83	$10.00	$10.00	$10.00	$10.00

Income (loss) from investment operations:
Net investment income[g]	0.39	0.08	0.27	0.33	0.33	0.46
Net gain (loss) on securities (realized and unrealized)	(0.01)	(0.02)	0.17	—	—	—

Total from investment operations	0.38	0.06	0.44	0.33	0.33	0.46

Less distributions:
Dividends from net investment income	(0.39)	(0.12)	(0.50)	(0.33)	(0.33)	(0.46)
Distributions from realized gains	—	(0.02)	(0.11)	(0.15)	(0.08)	—
Reverse stock split	—	—		0.15	0.08	—

Total distributions	(0.39)	(0.14)	(0.61)	(0.33)	(0.33)	(0.46)

Net asset value, end of period	$9.74	$9.75	$9.83	$10.00	$10.00	$10.00

Total Return[a]	3.93%	1.68%	4.46%	3.30%	3.36%	4.68%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$50,761	$81,593	$89,498	$224,348	$142,048	$55,723

Ratios to average net assets:
Net investment income	3.93%	3.24%	2.62%	3.38%	3.38%	4.32%
Total expenses[b]	1.29%	1.29%	1.63%	1.84%	1.78%	1.80%
Net expenses[c]	1.29%	1.29%	1.43%	1.74%	1.70%	1.67%

Portfolio turnover rate	63%	73%	36%[e]	—	—	—

[a]	Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.
[b]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.
[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[d]

Effective November 17, 2004, the Series converted from a stable value fund to a short-term bond fund. The impact of the elimination of wrapper agreements on net assets of the Series on November 17, 2004 was $0.30 per share. The return for the year ended September 30, 2005 includes the effect of this change and in the absence of such change, the return would have been lower.

[e]

Prior to June 30, 2005, the Capital Preservation Series was a feeder fund that did not engage in portfolio transactions, and thus had no portfolio turnover amounts, The portfolio turnover rate shown represents portfolio turnover from June 30, 2005 to September 30, 2005 (not annualized).

[f]

Effective June 30, 2005, the Series changed from a feeder fund in a master-feeder structure to a stand-alone short-term bond fund, and Security Management Company, LLC (SMC) became the advisor. Deutsche Asset Management, Inc. provided investment advisory services under the former master-feeder structure.

[g]	Net investment income was computed using the average month-end shares outstanding throughout the period.
[h]	For the period from October 1, 2005 to December 31, 2005.

See accompanying notes.

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Manager’s Commentary February 15, 2007	Security Income Fund Diversified Income Series (unaudited)

Steven M. Bowser Portfolio Manager	Christopher L. Phalen Portfolio Manager	Advisor, Security Management Company, LLC

To Our Shareholders:

2006 proved to be an interesting year for the fixed income markets. Interest rates across the yield curve increased, with long-term rates increasing less than short-term rates resulting in a more inverted yield curve. The Federal Reserve held the Fed funds’ rate unchanged at the August meeting after 17 consecutive increases, citing moderating economic growth, a slow down in the housing market, and the lagged effects of previous interest rate increases. Inflation still remained above levels preferred by the Fed, so for the remainder of the year the market debated whether economic growth would slow down causing an interest rate cut, or inflation would continue to be high and cause another increase. The market also debated the impact of the inverted yield curve, which historically is a good indicator of future economic weakness, as equities and credit spreads continued to generate good performance signaling strong economic growth. The Diversified Income Series of the Security Income Fund earned a return of 3.64% for the year ended December 31, 20061, which lagged the benchmark Lehman Brothers Aggregate Index return of 4.33% for the same period.

Factors Affecting Performance in 2006

The returns for the bond market were again impacted by the Federal Reserve Bank’s four interest rate increases in the first half of 2006. As bond interest rates moved up across the yield curve, prices of bonds fell. The yield curve also inverted, with shortterm rates higher than longterm rates, which historically increases the risk of recession. Treasury securities underperformed the other fixed income sectors due to their lower yield.

During 2006, the Diversified Income Series was positioned shorter than the average maturity of its benchmark to mitigate the impact of rising rates. This strategy was correct and protected the Series from loss due to declining bond prices. The Series was slightly over-weighted in corporate bonds to take advantage of the strong credit fundamentals and low volatility of corporate spreads. While the corporate overweight was correct, it should have been larger given the strong performance of the sector. We kept the corporate weighting lower due to concerns about valuations and event risk in the sector. Mortgage-backed securities were slightly overweighted to take advantage of the additional yield and low volatility levels. This overweight proved successful as mortgage-backed securities were the top performing sector in the Lehman Aggregate Index. Again, to maximize performance the overweight should have been larger.

The Composition of Portfolio Assets

At the end of the year, the Diversified Income Series held 38% in mortgage-backed securities, 21% in asset-backed and commercial mortgage-backed securities, 30% in corporate issues, 3% in U.S. Treasury and Government agencies, and 8% in cash. This portfolio composition is overweighted corporate bonds and mortgage-backed securities and underweighted in Treasury and Agency issues relative to the benchmark.

Outlook for 2007

In 2006 the economy continued to grow but with strong head winds from the long anticipated correction in the housing market, the Federal Reserve’s rate increases starting to take effect, and commodity prices hitting all time highs. Looking forward to 2007 the economy should continue to grow, but at a slower rate than the recent past. One of the main concerns widely discussed in 2006 was the slowdown in the housing market. The housing slowdown had a negative impact on economic growth in 2006, but it does not appear to be enough to push the economy into a recession with unemployment near all time lows and wage inflation still relatively high. The strong labor market should also drive consumer spending to continue growing at a reasonable rate. Commodity prices also declined in late 2006, which should add some positive stimulus to the economy and lower inflation expectations.

The yield curve remains flat or inverted which traditionally has been a sign of future economic weakness. In the current environment we believe that the strong demand for long U.S. Treasury securities from global investors and investors searching to match long liabilities has largely contributed to this situation rather than a pending recession.

We expect short term rates to remain at 5.25% for most of 2007. We believe the Fed has paused and will remain paused with a wait-and-see attitude. We believe it won’t raise rates because there’s no compelling reason to do so. On the other hand, we believe it won’t cut rates either. For the Fed to again raise rates, inflation would have to increase while the economy remained strong. For the Fed to cut rates, inflation would have to decline into its preferred range and economic growth would have to slow down. At this point, there is limited evidence of either situation. Also, due to the increasing amounts of leverage in the capital markets, we believe cutting rates will also send an unwarranted bullish signal to the credit and equity markets. Our bias will be to position the portfolio short of the average maturity of the benchmark because the market is pricing in a higher probability of a Fed rate decrease than we believe will occur.

With a stable and growing economy predicted in 2007, the Series will be overweighted in corporate bonds for their additional yield. Fundamentals in the corporate sector remain strong as companies generate strong cash flow and profit growth. The primary short term risk in corporate bonds is increased share repurchases and leveraged buyouts, which negatively impact credit quality. Our focus will continue to be on companies and sectors where this activity has a low probability.

Managers’ Commentary February 15, 2007	Security Income Fund Diversified Income Series (unaudited)

Our primary concern for 2007 is that most risk assets are priced at high valuations and the economy is entering the fifth year of an expansion. We find ourselves constantly asking when the wind will blow the other direction with the economy slowing and credit spreads widening. At this point we believe the evidence tells us to continue to own the additional yield these assets provide but be prepared to change our views if the data changes.

Sincerely,

Steven M. Bowser and Christopher L. Phalen

Portfolio Managers

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares. Fee waivers and/or reimbursements reduced series expenses and in the absence of such waivers, the performance quoted would be less.

PERFORMANCE

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of Diversified Income Series on December 31, 1996, and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.

Average Annual Returns

Periods Ended 12-31-06	1 Year	5 Years	10 Years or Since Inception
A Shares	(1.26)%	3.01%	4.62%

B Shares	(2.09)%	2.93%	4.38%

C Shares	1.88%	3.28%	4.57 (5-1-00	% )

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Quality Rating (Based on Standard and Poor’s Ratings)

AAA	62.63%

AA	1.94

A	10.03

BBB	13.71

BB	2.66

B	0.34

Asset Backed Commercial Paper	5.89

Commercial Paper	1.60

Repurchase Agreement	0.58

Cash & other assets, less liabilities	0.62

Total net assets	100.00%

See accompanying notes.

Manager Commentary December 31, 2006	Security Income Fund Diversified Income Series (unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-l); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Diversified Income Series - Class A
Actual	$1,000.00	$1,045.70	$4.90
Hypothetical	1,000.00	1,020.42	4.84
Diversified Income Series - Class B
Actual	1,000.00	1,042.10	8.75
Hypothetical	1,000.00	1,016.64	8.64
Diversified Income Series - Class C
Actual	1,000.00	1,042.20	8.75
Hypothetical	1,000.00	1,016.64	8.64

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 4.57%, 4.21% and 4.22%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (0.95%, 1.70% and 1.70% for Class A, B and C shares, respectively), net of expense reimbursements and earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See accompanying notes.

Schedule of Investments December 31, 2006	Security Income Fund Diversified Income Series

	Principal Amount	Value
CORPORATE BOND - 27.2%
Automotive - 2.7%
Ford Motor Credit Company
6.50%, 2007	$300,000	$300,050
GMAC LLC
6.274%, 2007 (1)(2)	2,000,000	1,999,986
6.31%, 2007	59,000	58,631

		2,358,667

Banking - 3.4%
BankBoston Capital Trust IV
5.95%, 2028 (2)	700,000	680,939
BOI Capital Funding No. 2, LP
5.57%, 2049 (2)(3)(4)	350,000	341,815
Chase Capital III
5.92%, 2027 (2)	700,000	676,722
Danske Bank A
7.40%, 2010 (2)(3)(4)	475,000	479,445
Rabobank Capital Funding II
5.26%, 2049 (2)(3)(4)	700,000	684,562
US Central Federal Credit Union
2.70%, 2009	177,273	170,214

		3,033,697

Building Materials - 0.4%
CRH America, Inc
6.95%, 2012	300,000	317,102

Chemicals - 0.4%
PPG Industries, Inc.
7.40%, 2019	350,000	394,256

Electric - 2.0%
Arizona Public Service Company
6.38%, 2011	300,000	307,904
Cincinnati Gas & Electric
5.70%, 2012	300,000	302,814
Kansas Gas & Electric
5.65%, 2021	300,000	291,303
TXU Electric Delivery Company
6.38%, 2015	300,000	309,233
WPS Resources Corporation
6.11%, 2066 (2)	600,000	595,655

		1,806,909

Financial - Other - 1.9%
Berkshire Hathaway Finance Corporation
4.75%, 2012	1,000,000	980,085
Willis North America, Inc.
5.63%, 2015	700,000	670,055

		1,650,140

Financial Companies - Captive - 3.4%
CIT Group Funding Company of Canada
4.65%, 2010 (5)	1,000,000	978,569

	Principal Amount	Value
CORPORATE BOND (continued) Financial Companies - Captive (continued)
Residential Capital LLC
7.204%, 2009 (1)(2)(3)(4)	$2,000,000	$2,010,732

		2,989,301

Financial Companies - Noncaptive
Consumer - 2.5%
Capital One Financial Corporation
4.74%, 2007	350,000	348,988
Nelnet, Inc.
7.40%, 2036 (2)	1,500,000	1,544,637
SLM Corporation
5.05%, 2014	325,000	315,110

		2,208,735

Financial Companies - Noncaptive
Diversified - 0.3%
General Electric Capital Corporation
5.88%, 2012	300,000	308,494

Health Care - 0.4%
Anthem, Inc.
6.80%, 2012	300,000	318,203

Independent Energy - 0.4%
Devon Financing Corporation ULC
6.88%, 2011	300,000	317,225

Insurance - Life - 3.0%
AIG SunAmerica Global Financing X
6.90%, 2032 (3)(4)	700,000	801,242
AXA S.A.
6.379%, 2049 (2)(3)(4)	300,000	296,209
Lincoln National Corporation
7.00%, 2066 (2)	1,000,000	1,059,886
Metlife, Inc.
6.40%, 2036 (2)	500,000	502,304

		2,659,641

Insurance - Property & Casualty - 1.8%
Nationwide Mutual Insurance Company
8.25%, 2031 (3)(4)	400,000	490,353
Navigators Group, Inc.
7.00%, 2016	300,000	306,754
Swiss Re Capital I, LP
6.854%, 2049 (2)(3)(4)	800,000	839,279

		1,636,386

Media - Cable - 0.3%
Jones Intercable, Inc.
7.63%, 2008	275,000	282,341

Natural Gas Pipelines - 0.7%
Consolidated Natural Gas Company
6.63%, 2013	350,000	370,125

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2006 – continued	Security Income Fund Diversified Income Series

	Principal Amount	Value
CORPORATE BOND (continued)
Natural Gas Pipelines (continued)
Express Pipeline, LP
6.47%, 2013 (3)(4)	$225,600	$231,617

		601,742

Railroads - 0.8%
Canadian National Railway Company
6.25%, 2034	700,000	747,573

REIT’s - 0.8%
Reckson Operating Partnership, LP
5.15%, 2011	700,000	684,289

Services - 0.0%
American ECO Corporation
9.625%, 2008 (3)(6)(7)(8)	25,000	—

Technology - 0.4%
Science Applications International Corporation
7.13%, 2032	300,000	323,190

Telecommunications - Wireless - 0.8%
Nextel Communications, Inc.
6.88%, 2013	700,000	707,231

Transportation Services - 0.4%
TTX Company
4.90%, 2015 (3)(4)	350,000	333,884

U.S. Banking - 0.4%
PartnerRe Finance II
6.44%, 2066 (2)	350,000	351,294

TOTAL CORPORATE BOND (Cost $23,931,568)		$24,030,300

PREFERRED STOCK - 2.7%
Insurance Brokers - 0.9%
WoodBourne Pass-Through Trust
6.45%, 2008 (2)(3)(4)	8	801,250

Property & Casualty Insurance - 0.9%
Aspen Insurance Holdings, Ltd.
7.401%, 2017 (2)(5)	32,000	819,200

U.S. Banking - 0.9%
Washington Mutual Preferred Funding Delaware
6.53%, 2041 (2)(3)(4)	750,000	741,375

TOTAL PREFERRED STOCK (Cost $2,356,690)		$2,361,825

MORTGAGE BACKED SECURITIES - 56.6%
Other Non-Agency - 13.5%
CMO’s - 13.5%
Chase Commercial Mortgage Securities Corporation
1998-1, 6.56% - 2030	225,000	227,961
Chase Mortgage Finance Corporation
2005-A1 2A2, 5.247% - 2035 (2)	1,608,929	1,593,973
Chaseflex Trust
2006-1, 5.94% - 2036 (1)(2)	2,000,000	2,010,983
Homebanc Mortgage Trust
2006-1, 6.18% - 2037 (1)(2)	1,679,779	1,702,273
JP Morgan Alternative Loan Trust
2006-S2, 5.81% - 2036 (1)	2,000,000	1,997,923
2006-S3, 6.00% - 2036	1,671,000	1,667,332
JP Morgan Mortgage Trust
2006-A3, 5.38% - 2036 (2)	1,050,282	1,048,349
Washington Mutual, Inc.
2005-AR16 1A1, 5.11% - 2035 (2)	1,666,770	1,650,307

		11,899,101

U.S. Government Sponsored Agencies - 42.1%
CMO’s - 5.5%
Federal Home Loan Mortgage Corporation
FHR 2520 AG, 5.00% - 2016 (1)	1,429,015	1,418,811
Federal National Mortgage Association
FNR 2005-46 TW, 5.00% - 2018 (1)	1,800,000	1,759,379
FNR 1990-108 G, 7.00% - 2020	44,234	45,270
FNR 2005-24 AH, 5.00% - 2029 (1)	1,706,872	1,682,935

		4,906,395

Pass-Thru’s - 36.6%
Federal Home Loan Mortgage Corporation
#E01378, 5.00% - 2018 (1)	1,499,254	1,477,199
#E01488, 5.00% - 2018	1,157,711	1,140,209
#E01538, 5.00% - 2018	1,180,643	1,162,570
#C44050, 7.00% - 2030	24,405	25,119
#C01172, 6.50% - 2031	39,184	39,911
#C01210, 6.50% - 2031	47,871	48,994
#C50964, 6.50% - 2031	47,134	48,008
#C50967, 6.50% - 2031	12,889	13,191
#C01277, 7.00% - 2031	80,574	82,655
#C01292, 6.00% - 2032	204,064	206,193
#C62801, 6.00% - 2032	106,391	107,501
#C01287, 6.50% - 2032	132,936	135,401
#C76358, 5.00% - 2033	1,217,823	1,177,564
#C78238, 5.50% - 2033	1,132,163	1,121,334
#A16943, 6.00% - 2033	773,940	780,961
#G08014, 5.00% - 2034 (1)	1,577,330	1,523,559
#G08015, 5.50% - 2034 (1)	1,446,411	1,431,941
#A17903, 6.00% - 2034	953,414	961,173
#1B2544, 5.292% - 2036 (1)(2)	2,186,870	2,182,604
#G02109, 6.00% - 2036 (1)	1,826,766	1,840,689
Federal National Mortgage Association
#254473, 5.50% - 2017	1,148,094	1,150,834
#720714, 4.50% - 2018	1,187,842	1,148,702

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2006 - continued	Security Income Fund Diversified Income Series

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
U.S. Government Sponsored Agencies (continued)
Pass-Thru’s (continued)
Federal National Mortgage Association (continued)
#555549, 5.00% - 2018	$1,421,137	$1,396,779
#750465, 5.00% - 2018	1,186,879	1,169,414
#780952, 4.00% - 2019 (1)	1,558,403	1,468,705
#252806, 7.50% - 2029	31,449	32,822
#252874, 7.50% - 2029	28,179	29,410
#535277, 7.00% - 2030	23,068	23,678
#190307, 8.00% - 2030	16,335	17,229
#253356, 8.00% - 2030	18,254	19,253
#541735, 8.00% - 2030	20,225	21,332
#585348, 6.50% - 2031	34,597	35,250
#254477, 5.50% - 2032	468,366	462,844
#254198, 6.00% - 2032	279,881	281,782
#254377, 6.00% - 2032	386,641	390,170
#666750, 6.00% - 2032	408,530	411,303
#254346, 6.50% - 2032	132,388	134,887
#545691, 6.50% - 2032	176,523	179,855
#659790, 6.50% - 2032	159,717	163,378
#640008, 7.00% - 2032	87,484	89,799
#702879, 5.00% - 2033	1,199,576	1,160,385
#709805, 5.00% - 2033	1,052,872	1,018,473
#688328, 5.50% - 2033	882,657	873,659
#689108, 5.50% - 2033	561,905	556,293
#709748, 5.50% - 2033	1,127,152	1,115,893
#713971, 5.50% - 2033	1,036,644	1,026,077
#754903, 5.50% - 2033	705,552	694,307
#725033, 6.00% - 2034	557,842	562,546
#255554, 5.50% - 2035	1,152,955	1,140,595

		32,282,430

		37,188,825

U.S. Government Sponsored
Securities - 1.0%
Pass-Thru’s - 1.0%
Government National Mortgage Association
#313107, 7.00% - 2022	64,783	66,926
#328618, 7.00% - 2022	16,773	17,328
#352022, 7.00% - 2023	37,008	38,232
#369303, 7.00% - 2023	60,544	62,547
G2 1260, 7.00% - 2023	6,226	6,407
#347017, 7.00% - 2024	26,350	27,221
#371006, 7.00% - 2024	19,770	20,424
#371012, 7.00% - 2024	28,878	29,833
G2 1849, 8.50% - 2024	4,878	5,206
#780454, 7.00% - 2026	42,430	43,834
G2 2320, 7.00% - 2026	10,662	10,971
G2 2270, 8.00% - 2026	10,920	11,519

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
U.S. Government Sponsored Securities (continued)
Pass-Thru’s (continued)
G2 2445, 8.00% - 2027	$15,073	$15,899
#464356, 6.50% - 2028	33,160	34,022
G2 2689, 6.50% - 2028	20,168	20,617
#462680, 7.00% - 2028	29,336	30,306
G2 2616, 7.00% - 2028	19,554	20,122
#518436, 7.25% - 2029	19,574	20,294
#491492, 7.50% - 2029	16,752	17,450
#510704, 7.50% - 2029	31,175	32,473
#781079, 7.50% - 2029	15,005	15,630
#479229, 8.00% - 2030	17,421	18,446
#479232, 8.00% - 2030	10,605	11,228
#508342, 8.00% - 2030	31,973	33,854
G2 2909, 8.00% - 2030	17,130	18,069
#538285, 6.50% - 2031	42,155	43,251
#564472, 6.50% - 2031	121,559	124,925
#552324, 6.50% - 2032	74,378	76,312

		873,346

TOTAL MORTGAGE BACKED SECURITIES (Cost $50,671,837)		$49,961,272

U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 1.7%
Federal National Mortgage Association
6.63% - 2030	250,000	298,325
7.13% - 2030	1,000,000	1,255,204

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $1,285,958)		$1,553,529

U.S. GOVERNMENT SECURITIES - 1.4%
U.S. Treasury Bills
4.85%, 2007	125,000	124,876
4.87%, 2007	25,000	24,785
U.S. Treasury Bonds
5.38%, 2031	1,000,000	1,071,172

TOTAL U.S. GOVERNMENT SECURITIES (Cost $1,253,171)		$1,220,833

ASSET BACKED SECURITIES - 1.7%
Home Equity Loans - 1.7%
Credit-Based Asset Servicing and Securitization LLC
2005-CB5, 5.61%, 2035 (2)	1,500,000	1,506,491

TOTAL ASSET BACKED SECURITIES (Cost $1,500,000)		$1,506,491

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2006 - continued	Security Income Fund Diversified Income Series

	Principal Amount	Value
ASSET BACKED COMMERCIAL PAPER - 5.9%
Financial Companies - Miscellaneous
Receivables - 4.3%
Fairway Finance Corporation
5.35%, 1/5/2007	1,600,000	$1,599,049
5.30%, 1/8/2007	1,000,000	998,970
Jupiter Securitization Corporation
5.31%, 1/2/2007	1,200,000	1,199,823

		3,797,842

Financial Companies - Trade
Receivables - 1.6%
Old Line Funding LLC
5.26%, 1/4/2007	1,400,000	1,399,378

TOTAL ASSET BACKED COMMERCIAL PAPER (Cost $5,197,220)		$5,197,220

COMMERCIAL PAPER - 1.6%
Non U.S. Banking – 1.6%
Westpac Banking Corporation
5.26%, 1/3/2007	1,412,000	1,411,580

TOTAL COMMERCIAL PAPER (Cost $1,411,580)		$1,411,580

REPURCHASE AGREEMENT - 0.6%
United Missouri Bank, 4.85%, 12-29-06, matures 01-02-07; repurchase amount of $509,274 (Collateralized by FHLMC, 5.00%, 08-15-35 with a value of $519,740)	$509,000	$509,000

TOTAL REPURCHASE AGREEMENT (Cost $509,000)		$509,000

Total Investments (Security Income Fund - Diversified Income Series) (Cost $88,117,024) - 99.4%		$87,752,050

Other Assets in Excess of Liabilities - 0.6%		550,965

TOTAL NET ASSETS - 100.0%		$88,303,015

Footnotes

Percentages are stated as a percent of net assets. For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $88,646,387.

1	- Security is segregated as collateral for open futures contracts.
2	- Variable rate security. Rate indicated is rate effective at December 31, 2006.
3	- Security was acquired through a private placement.
4	- Security is a 144A security, which places restrictions on resale. See Notes to financial statements.
5	- Security is a step-up bond. Rate indicated is rate effective at December 31, 2006.
6	- Security is deemed illiquid. See Notes to financial statements.
7	- Security is in default of interest and/or principal obligations.
8	- Security is fair valued by the Board of Directors. See Notes to financial statements.

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Security Income Fund Diversified Income Series

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$87,752,050
Cash	26,018
Receivables:
Fund shares sold	81,822
Securities sold	2,897
Interest	645,713
Dividends	10,804
Security Management Company	13,849
Prepaid expenses	16,218

Total assets	88,549,371

Liabilities:
Payable for:
Variation margin	11,906
Fund shares redeemed	118,919
Management fees	26,112
Custodian fees	2,955
Transfer agent/maintenance fees	16,119
Administration fees	10,088
Professional fees	14,962
12b-l distribution plan fees	27,553
Directors’ fees	2,800
Other	14,942

Total liabilities	246,356

Net Assets	$88,303,015

Net assets consist of:
Paid in capital	$96,045,054
Accumulated net investment loss	(345,054)
Accumulated net realized loss on sale of investments and futures	(6,901,158)
Net unrealized appreciation in value of investments and futures	(495,827)

Net assets	$88,303,015

Class A:
Capital shares outstanding (unlimited number of shares authorized)	16,179,017
Net assets	$74,244,404
Net asset value and redemption price per share	$4.59

Offering price per share (net asset value divided by 95.25%)	$4.82

Class B:
Capital shares outstanding (unlimited number of shares authorized)	2,005,858
Net assets	$9,164,303
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$4.57

Class C:
Capital shares outstanding (unlimited number of shares authorized)	1,073,311
Net assets	$4,894,308
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$4.56

[1]Investments, at cost	$88,117,024

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Interest	$4,732,009
Dividends	56,395

Total investment income	4,788,404

Expenses:
Management fees	306,793
Custodian fees	12,504
Transfer agent/maintenance fees	286,743
Administration fees	93,465
Directors’ fees	6,017
Professional fees	14,450
Reports to shareholders	21,302
Registration fees	38,331
Other expenses	13,864
12b-l distribution plan fees - Class A	182,744
12b-l distribution plan fees - Class B	95,046
12b-l distribution plan fees - Class C	50,535

Total expenses	1,121,794
Less: Reimbursement of expenses - Class A	(149,895)
Reimbursement of expenses - Class B	(19,528)
Reimbursement of expenses - Class C	(10,423)
Earnings credits	(32)

Net expenses	941,916

Net investment income	3,846,488

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(603,264)
Futures	225,731

Net realized loss	(377,533)

Net unrealized depreciation during the year on:
Investments	(461,344)
Futures	(130,883)

Net unrealized depreciation	(592,227)

Net realized and unrealized loss	(969,760)

Net increase in net assets resulting from operations	$2,876,728

See accompanying notes.

Statement of Changes in Net Assets	Security Income Fund Diversified Income Series

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income	$3,846,488	$3,506,099
Net realized gain (loss) during the year on investments and futures	(377,533)	735,580
Net unrealized depreciation during the year on investments and futures	(592,227)	(2,911,634)

Net increase in net assets resulting from operations	2,876,728	1,330,045

Distributions to shareholders from:
Net investment income
Class A	(3,251,155)	(3,075,281)
Class B	(346,383)	(417,529)
Class C	(185,653)	(187,665)

Total distributions to shareholders	(3,783,191)	(3,680,475)

Capital share transactions:
Proceeds from sale of shares
Class A	31,792,173	22,577,504
Class B	2,767,307	2,807,203
Class C	1,072,013	1,661,812
Distributions reinvested
Class A	3,053,673	2,848,347
Class B	324,750	389,941
Class C	180,852	179,154
Cost of shares redeemed
Class A	(30,359,562)	(28,314,300)
Class B	(4,639,217)	(6,395,401)
Class C	(1,737,231)	(1,491,587)

Net increase (decrease) from capital share transactions	2,454,758	(5,737,327)

Net increase (decrease) in net assets	1,548,295	(8,087,757)

Net assets:
Beginning of year	86,754,720	94,842,477

End of year	$88,303,015	$86,754,720

Accumulated net investment loss at end of year	$(345,054)	$(578,990)

Capital Share Activity
Shares sold
Class A	6,945,762	4,796,999
Class B	609,386	600,125
Class C	235,558	355,458
Shares reinvested
Class A	670,094	606,988
Class B	71,587	83,417
Class C	39,959	38,428
Shares redeemed
Class A	(6,658,730)	(6,013,084)
Class B	(1,022,861)	(1,361,275)
Class C	(381,326)	(318,512)

See accompanying notes.

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Income Fund Diversified Income Series

Class A	2006	2005	2004	2003	Year Ended December 31, 2002
Per Share Data

Net asset value, beginning of period	$4.63	$4.76	$4.82	$4.90	$4.73

Income (loss) from investment operations:
Net investment income[c]	0.21	0.19	0.20	0.20	0.24
Net gain (loss) on securities (realized and unrealized)	(0.05)	(0.12)	(0.04)	(0.07)	0.18

Total from investment operations	0.16	0.07	0.16	0.13	0.42

Less distributions:
Dividends from net investment income	(0.20)	(0.20)	(0.22)	(0.21)	(0.25)

Total distributions	(0.20)	(0.20)	(0.22)	(0.21)	(0.25)

Net asset value, end of period	$4.59	$4.63	$4.76	$4.82	$4.90

Total Return[a]	3.64%	1.54%	3.37%	2.72%	9.04%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$74,244	$70,502	$75,292	$77,950	$68,489

Ratios to average net assets:
Net investment income	4.51%	4.09%	4.18%	4.17%	4.98%
Total expenses[b]	1.16%	1.16%	1.06%	1.04%	1.02%
Net expenses[d]	0.95%	0.95%	0.95%	0.95%	0.95%

Portfolio turnover rate	68%	59%	44%	45%	33%

Class B	2006	2005	2004	2003	Year Ended December 31, 2002
Per Share Data

Net asset value, beginning of period	$4.61	$4.74	$4.80	$4.88	$4.71

Income (loss) from investment operations:
Net investment income[c]	0.17	0.16	0.16	0.17	0.20
Net gain (loss) on securities (realized and unrealized)	(0.04)	(0.12)	(0.04)	(0.08)	0.18

Total from investment operations	0.13	0.04	0.12	0.09	0.38

Less distributions:
Dividends from net investment income	(0.17)	(0.17)	(0.18)	(0.17)	(0.21)

Total distributions	(0.17)	(0.17)	(0.18)	(0.17)	(0.21)

Net asset value, end of period	$4.57	$4.61	$4.74	$4.80	$4.88

Total Return[a]	2.87%	0.79%	2.60%	1.96%	8.29%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$9,164	$10,826	$14,331	$12,902	$20,365

Ratios to average net assets:
Net investment income	3.75%	3.34%	3.43%	3.43%	4.22%
Total expenses[b]	1.91%	1.91%	1.81%	1.79%	1.77%
Net expenses[d]	1.70%	1.70%	1.70%	1.70%	1.70%

Portfolio turnover rate	68%	59%	44%	45%	33%

See accompanying notes.

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Income Fund Diversified Income Series

					Year Ended December 31,
Class C	2006	2005	2004	2003	2002[e]
Per Share Data

Net asset value, beginning of period	$4.60	$4.73	$4.79	$4.87	$4.70

Income (loss) from investment operations:
Net investment income (loss)[c]	0.17	0.16	0.16	0.17	0.19
Net gain (loss) on securities (realized and unrealized)	(0.04)	(0.12)	(0.04)	(0.07)	0.19

Total from investment operations	0.13	0.04	0.12	0.10	0.38

Less distributions:
Dividends from net investment income	(0.17)	(0.17)	(0.18)	(0.18)	(0.21)

Total distributions	(0.17)	(0.17)	(0.18)	(0.18)	(0.21)

Net asset value, end of period	$4.56	$4.60	$4.73	$4.79	$4.87

Total Return[3]	2.87%	0.79%	2.61%	1.98%	8.30%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$4,894	$5,427	$5,219	$5,840	$4,901

Ratios to average net assets:
Net investment income	3.76%	3.33%	3.43%	3.42%	4.18%
Total expenses[b]	1.91%	1.91%	1.81%	1.80%	1.77%
Net expenses[d]	1.70%	1.70%	1.70%	1.70%	1.70%

Portfolio turnover rate	68%	59%	44%	45%	33%

[a]	Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.
[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.
[c]	Net investment income was computed using the average month-end shares outstanding throughout the period.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[e]	The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

See accompanying notes.

Managers’ Commentary February 15, 2007	Security Income Fund High Yield Series (unaudited)

David Toussaint

Portfolio Manager

To Our Shareholders:

The high yield market, after producing lackluster results in 2005, came roaring back with an 11.9% return in 2006, its second best year since 1997. The U.S. economy’s continued growth allowed corporations to continue to increase profits and to further generate cash flow and improve their balance sheets, which helped move the high yield default rate near historic lows. At mid-year 2006, the Federal Reserve paused in its interest rate tightening cycle and this provided a spark to the equity and high yield markets. The Security Income Fund - High Yield Series recorded a 10.25% return and the Series peer group was up 9.9% for the year1. Part of the high yield markets strong return is due to the large index weightings of automotive giants, General Motors and Ford. Both of these are around 6% of the index and GM returned 25% and Ford 22% during 2006. The high yield index without these two would have returned 10.2%, a full 1.7% lower. The high yield market was able to keep pace with the S&P 500’s return of 15.8% and easily outdistanced other competing fixed income returns such as government bonds which returned 3.5%, higher quality corporate bonds 4.3%, and leveraged bank loans at 7.1%.

One of the primary reasons for high yield’s strong performance was the high yield corporate bond default rate nearly reaching historic lows. The high yield corporate default rate, which was expected to increase from 2005’s 2.3%, actually fell throughout the second half of 2006 and finished the year at 1.8%, the lowest since April 1997’s 1.7%. As a result, high yield corporate bond spreads, after widening slightly in the second quarter, tightened significantly in the second half and nearly reached historic lows by year-end.

The biggest story for 2006 was the amount of new issuance in the high yield market. In 2006, a record $142.4 billion was issued, surpassing the previous record of $137.3 in 1998. The issuance resulted from highly publicized mergers, acquisitions and leveraged buyouts. In fact, the top three LBO-related issues were almost $6 billion each. New issuance is expected to remain near these levels in 2007 as these transactions continue.

Shorter Maturity Bonds Provided Stable Income

The Series’ core holdings in shorter maturity bonds provided solid income generation and stable current yields for the Series during the year. These shorter maturity bonds are not as sensitive to interest rate movements. Therefore, as rates moved higher during the year, these bonds lost little, if any, of their principal value while collecting interest payments. Furthermore, most of these positions were in higher coupon issues. With ample liquidity in the bank loan market, these companies were able to refinance these bonds and tendered them at a premium. One such holding, Evergreen Aviation, returned 30% as it was able to refinance its bonds with a new bank loan.

Advisor, Security Management Company, LLC

Specific Portfolio Investments Enhanced Returns

The Series was able to enhance its return by investing in some lower quality, higher yielding securities. As the liquidity in the market was abundant, many of the Series’ holdings benefited. One of the Series’ best contributors was Worldspan, a travel services company, which returned 31% as air travel and lodging soared and the company was acquired in December. GMAC, the finance subsidiary of General Motors, returned 25% as a controlling interest in the company was sold to a private equity consortium and the corporate credit ratings were upgraded. United Rentals, an equipment rental company that is leveraged to the economy and to commercial construction booms, returned 20%.

Airline Exposure Proved Successful

The Series’ overweight to the airline sector helped the Series. The Series was positioned in EETCs (Enhanced Equipment Trust Certificates) that performed well with the recovery in the airline industry and with the increasing value of the underlying aircraft collateral, returning around 20%. The Series’ position in these securities was a more conservative strategy to increase exposure to a risky industry.

Underweight to Riskier Large Issuers Hurt Performance versus Index

As mentioned earlier, some of the largest issuers in the index produced excellent returns in 2006. GM and Ford, each with a weighting of 6% of the index, returned approximately 25% and 22% respectively. Charter Communications, a highly leveraged cable television company and 1.5% of the index, returned 34%. The Series had only a 2% weight in GM and .5% weight in Ford throughout the year and did not hold Charter. The Series does not think it is prudent to hold large concentrations in one issuer and typically will not hold more than 3% in any one issuer. Charter remained free cash flow negative throughout the year but was helped by some debt restructuring and the liquidity in the market.

Outlook and Strategy for 2007

For 2007, the economy’s growth rate is expected to moderate. The corporate default rate is expected to slightly increase throughout the year and possibly reach 2.5% to 3% by year-end, but still remain well below the long run average of around 5%. The significant increase

Managers’ Commentary February 15, 2007	Security Income Fund High Yield Series (unaudited)

in mergers, acquisitions and leveraged buyouts may continue to help the high yield bonds for those companies being acquired. However, as a result of these leveraging transactions, new issuance will be of much lower quality. Additionally, the highly levered issuers will be less able to weather an economic slowdown. The |ower quality issuance may cause the default rate to increase over the next few years. Therefore, the Series will continue to hold shorter maturity bonds to reduce interest rate and credit risk while opportunistically adding to selective lower quality securities to enhance returns.

Thank you for being an investor in the Series.

Sincerely,

David Toussaint, Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deduction of sales charge or taxes a shareholder would pay on distributions or redemptions of shares.

PERFORMANCE

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of High Yield Series on December 31, 1996, and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. The Lehman Brothers High Yield Index is an unmanaged index that tracks below investment grade bonds.

Average Annual Returns

Periods Ended 12-31-06	1 Year	5 Years	10 Years or Since Inception
A Shares	4.98%	7.58%	5.60%

B Shares	4.54%	7.52%	4.38%

C Shares	8.42%	7.80%	6.23 (5-1-00	% )

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Quality Rating (Based on Standard and Poor’s Ratings)

BBB	3.03%

BB	20.92

B	43.07

CCC	17.53

NR	6.70

Common Stocks	0.70

Repurchase Agreement	6.06

Cash & other assets, less liabilities	1.99

Total net assets	100.00%

See accompanying notes.

Managers’ Commentary December 31, 2006	Security Income Fund High Yield Series (unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-l); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
High Yield Series -Class A
Actual	$1,000.00	$1,062.80	$7.33
Hypothetical	1,000.00	1,018.10	7.17

High Yield Series -Class B
Actual	1,000.00	1,059.70	10.28
Hypothetical	1,000.00	1,015.22	10.06

High Yield Series -Class C
Actual	1,000.00	1,058.70	11.21
Hypothetical	1,000.00	1,014.32	10.97

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 6.28%, 5.97% and 5.87%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.41%, 1.98% and 2.16% for Class A, B and C shares, respectively), net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See accompanying notes.

Schedule of Investments December 31, 2006	Security Income Fund High Yield Series

	Shares	Value
COMMON STOCK - 0.7%
Mortgage REIT’s - 0.3%
HomeBanc Corporation	20,000	$84,600
Opteum, Inc.	15,250	115,900

		200,500

Oil & Gas Storage & Transportation - 0.4%
Double Hull Tankers, Inc.	15,000	242,850

TOTAL COMMON STOCK (Cost $553,305)		$443,350

	Principal Amount	Value
CONVERTIBLE BOND - 1.7%
Aerospace & Defense - 0.8%
DRS Technologies, Inc.
2.00%, 2026 (1)(2)	$450,000	473,625

Automobiles (including Replacement Parts) - 0.5%
Sonic Automotive, Inc.
5.25%, 2009	350,000	343,000

Telecommunications - 0.4%
Nextel Communications, Inc.
5.25%, 2010	250,000	245,938

TOTAL CONVERTIBLE BOND (Cost $1,054,716)		$1,062,563

CORPORATE BOND - 84.6%
Aerospace & Defense - 4.4%
Bombardier, Inc.
6.75%, 2012 (1)(2)	675,000	661,500
Esterline Technologies Corporation
7.75%, 2013 (2)	350,000	357,000
L-3 Communications Corporation
7.63%, 2012	725,000	750,375
Sequa Corporation
9.00%, 2009	125,000	133,750
Vought Aircraft Industries, Inc.
8.00%, 2011	925,000	890,312

		2,792,937

Airlines - 3.2%
Calair Capital Corporation
8.13%, 2008	325,000	325,813
Continental Airlines, Inc.
7.03%, 2011	272,036	271,016
8.31%, 2011	352,645	354,408
Delta Air Lines, Inc.
7.71%, 2011	225,000	224,156
7.78%, 2012	818,928	813,810

		1,989,203

Automotive - 4.3%
General Motors Acceptance Corporation
6.75%, 2014	350,000	359,497
8.00%, 2031	750,000	861,051

	Principal Amount	Value
CORPORATE BOND (continued)
Automotive (continued)
Group 1 Automotive, Inc.
8.25%, 2013	$450,000	$461,250
Sonic Automotive, Inc.
8.63%, 2013	400,000	412,000
Tenneco, Inc.
8.63%, 2014	450,000	459,000
TRW Automotive, Inc.
9.38%, 2013	134,000	143,715

		2,696,513

Banking - 3.2%
Cardtronics, Inc.
9.25%, 2013 (3)	600,000	631,500
Doral Financial Corporation
6.204%, 2007 (4)	1,250,000	1,135,943
E*Trade Financial Corporation
8.00%, 2011	200,000	209,000
FCB Capital Trust
8.05%, 2028	50,000	52,570

		2,029,013

Basic Industry - Other - 0.1%
Mobile Services Group, Inc.
9.75%, 2014 (1)(2)	75,000	78,375

Building Materials - 1.2%
Building Materials Corporation of America
8.00%, 2007	450,000	457,335
8.00%, 2008	175,000	182,875
Interline Brands, Inc.
8.13%, 2014	100,000	102,750

		742,960

Chemicals - 0.3%
CNA Holdings, Inc.
7.13%, 2009 (5)	75,000	73,875
Lyondell Chemical Company
8.25%, 2016	100,000	105,000

		178,875

Communications - Other - 1.6%
Lamar Media Corporation
6.63%, 2015	100,000	99,125
Satelites Mexicanos S.A. de CV
14.11%, 2011 (4)	878,505	929,019

		1,028,144

Construction Machinery - 1.8%
Case New Holland, Inc.
9.25%, 2011	350,000	370,562
United Rentals North America, Inc.
6.50%, 2012	375,000	370,313
7.00%, 2014	375,000	367,969

		1,108,844

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2006 - continued	Security Income Fund High Yield Series

	Principal Amount	Value
CORPORATE BOND (continued)
Consumer Products - 0.2%
Hanesbrands, Inc.
8.735%, 2014 (1)(2)(4)	$100,000	$101,750

Distributors - 1.3%
SemGroup, LP
8.75%, 2015 (1)(2)	800,000	804,000

Diversified Manufacturing - 0.6%
Briggs & Stratton Corporation
8.88%, 2011	375,000	405,937

Electric -3.9%
AES Corporation
9.50%, 2009	850,000	909,500
CMS Energy Corporation
7.50%, 2009	175,000	180,469
East Coast Power LLC
6.74%, 2008	13,750	13,867
7.07%, 2012	56,347	57,028
GrafTech Finance, Inc.
10.25%, 2012	550,000	579,562
Reliant Energy, Inc.
9.25%, 2010	350,000	367,500
6.75%, 2014	350,000	342,125

		2,450,051

Entertainment - 1.3%
AMC Entertainment, Inc.
9.88%, 2012	200,000	210,000
Speedway Motorsports, Inc.
6.75%, 2013	625,000	625,000

Environmental -0.2%		835,000

Casella Waste Systems, Inc.
9.75%, 2013	100,000	104,750

Financial - Other - 0.3%
Ford Motor Credit Company
9.824%, 2012 (4)	200,000	211,948

Food & Beverage - 2.7%
Dean Foods Company
8.15%, 2007	350,000	354,375
Dole Food Company, Inc.
7.25%, 2010	350,000	333,375
8.88%, 2011	50,000	49,250
Harry & David Holdings, Inc.
9.00%, 2013	600,000	585,300
Land 0’ Lakes, Inc.
8.75%, 2011	43,000	44,720
Pilgrim’s Pride Corporation
9.63%, 2011	300,000	313,500

		1,680,520

	Principal Amount	Value
CORPORATE BOND (continued)
Gaming - 3.5%
American Casino & Entertainment Properties LLC
7.85%, 2012	$200,000	$204,250
Galaxy Entertainment Finance Company, Ltd.
9.88%, 2012 (1)(2)	525,000	562,406
Mandalay Resort Group
6.50%, 2009	200,000	202,250
MGM Mirage
6.75%, 2012	375,000	369,375
Mohegan Tribal Gaming Authority
6.375%, 2009	250,000	250,000
Station Casinos, Inc.
6.00%, 2012	575,000	545,531
Turning Stone Resort Casino Enterprise
9.13%, 2014 (1)(2)	100,000	102,250

		2,236,062

Healthcare - 3.6%
Coventry Health Care, Inc.
6.13%, 2015	425,000	418,838
HCA, Inc.
6.50%, 2016	1,150,000	968,875
U.S. Oncology Holdings, Inc.
10.675%, 2015 (4)	850,000	873,375

		2,261,088

Independent Energy - 3.4% Copano Energy LLC
8.125%, 2016	100,000	103,500
El Paso Production Holding Company
7.75%, 2013	250,000	261,563
Hilcorp Energy I, LP
10.50%, 2010 (1)(2)	746,000	798,220
Magnum Hunter Resources, Inc.
9.60%, 2012	657,000	690,671
MarkWest Energy Partners, LP
8.50%, 2016 (1)(2)	100,000	104,000
Range Resources Corporation
7.38%, 2013	175,000	179,375

		2,137,329

Industrial - Other - 2.6%
Anixter International, Inc.
5.95%, 2015	250,000	231,250
Corrections Corporation of America
7.50%, 2011	50,000	51,500
Iron Mountain, Inc.
8.25%, 2011	250,000	250,625
USEC, Inc.
6.75%, 2009	1,125,000	1,091,250

		1,624,625

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2006 - continued	Security Income Fund High Yield Series

	Principal Amount	Value
CORPORATE BOND (continued)
Insurance - Life - 0.1%
Genamerica Capital I
8.53%, 2027 (1)(2)	$75,000	$78,997

Insurance - Property & Casualty - 2.5%
Fairfax Financial Holdings, Ltd.
7.75%, 2012	1,605,000	1,580,925

Lodging - 0.2%
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 2007 (3)	150,000	150,613

Media - Cable - 1.1%
Cablevision Systems Corporation
9.87%, 2009 (4)	250,000	263,750
CSC Holdings, Inc.
7.25%, 2008	125,000	126,093
6.75%, 2012 (1)(2)(3)	175,000	170,625
Shaw Communications, Inc.
7.25%, 2011	125,000	129,844

		690,312

Media - Non Cable - 3.3%
Block Communications, Inc.
8.25%, 2015 (1)(2)	525,000	523,687
CMP Susquehanna Corporation
9.88%, 2014 (1)(2)	800,000	796,000
Intelsat, Ltd.
7.63%, 2012	275,000	256,438
Morris Publishing Group LLC
7.00%, 2013 (2)	375,000	355,313
RH Donnelley Finance Corporation I
10.88%, 2012 (1)	125,000	136,250

		2,067,688

Metals & Mining - 3.1%
AK Steel Corporation
7.88%, 2009	775,000	775,000
Asia Aluminum Holdings, Ltd.
8.00%, 2011 (1)(2)	600,000	598,500
Bulong Operations Pty, Ltd.
12.50%, 2008 (5)(6)(7)	75,000	—
Noble Group, Ltd.
6.63%, 2015 (1)(2)	450,000	408,763
PNA Group, Inc.
10.75%, 2016 (1)(2)	175,000	180,906

		1,963,169

Natural Gas Pipelines - 2.0%
Northwest Pipeline Corporation
8.125%, 2010	100,000	104,125
Regency Energy Partners, LP
8.38%, 2013 (1)(2)	200,000	200,500
Sonat, Inc.
7.63%, 2011	450,000	477,000
Williams Companies, Inc.
6.38%, 2010 (1)(2)	400,000	402,500
Williams Partners, LP
7.25%, 2017 (1)(2)	100,000	102,000

		1,286,125

Oil Field Services - 0.5%
Hanover Compressor Company
9.00%, 2014	100,000	108,000
Parker Drilling Company
10.119%, 2010 (4)	217,000	221,882

		329,882

Packaging - 5.9%
Ball Corporation
6.88%, 2012	500,000	510,000
Graham Packaging Company, Inc.
9.88%, 2014	700,000	707,000
Owens Brockway Glass Container, Inc.
7.75%, 2011	50,000	51,375
Owens-Illinois, Inc.
8.10%, 2007	675,000	676,687
Smurfit-Stone Container Enterprises, Inc.
9.75%, 2011	1,019,000	1,050,844
Solo Cup Company
8.50%, 2014	825,000	713,625

		3,709,531

Paper - 1.4%
Georgia-Pacific Corporation
7.13%, 2017 (1)(2)	175,000	174,563
Sino-Forest Corporation
9.13%, 2011 (1)(2)	625,000	675,781

		850,344

Pharmaceuticals - 1.0%
Valeant Pharmaceuticals International
7.00%, 2011	650,000	624,000
Refining - 0.3%
Frontier Oil Corporation
6.63%, 2011	200,000	199,500
REITs - 1.1%
American Real Estate Partners, LP
8.13%, 2012	350,000	361,375
7.13%, 2013	350,000	351,750

		713,125

Retailers - 2.3%
GSC Holdings Corporation
8.00%, 2012	375,000	391,875
Michaels Stores, Inc.
11.38%, 2016 (1)(2)	1,000,000	1,042,500

		1,434,375

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2006 - continued	Security Income Fund High Yield Series

	Principal Amount	Value
CORPORATE BOND (continued)
Services - 0.7%
American Commercial Lines
9.50%, 2015	$178,000	$197,802
American ECO Corporation
9.625%, 2008 (1)(5)(6)(7)	125,000	—
Kansas City Southern de Mexico S.A. de CV
7.625%, 2013 (1)(2)	250,000	250,000

		447,802

Supermarkets - 0.0%
Fleming Companies, Inc.
9.88%, 2012 (5)(6)(7)	100,000	—
Technology - 4.7%
Amkor Technology, Inc.
7.75%, 2013	800,000	736,000
Freescale Semiconductor, Inc.
10.13%, 2016 (1)(2)	725,000	725,906
NXP BV
9.50%, 2015 (1)(2)	350,000	358,750
Seagate Technology HDD Holdings
6.80%, 2016	350,000	351,750
Worldspan, LP
11.624%, 2011 (4)	750,000	772,500

		2,944,906

Telecommunications - Wireless - 5.6%
American Cellular Corporation
10.00%, 2011	525,000	555,187
Dobson Communications Corporation
9.624%, 2012 (4)	150,000	153,000
iPCS, Inc.
11.50%, 2012	500,000	555,000
MetroPCS Wireless, Inc.
9.25%, 2014 (1)(2)	500,000	522,500
Rural Cellular Corporation
9.75%, 2010	825,000	847,688
11.121%, 2012 (4)	350,000	364,875
UbiquiTel Operating Company
9.88%, 2011	500,000	540,000

		3,538,250

Telecommunications - Wirelines - 2.7%
EXDS, Inc.
11.625%, 2010 (5)(6)(7)	146,025	—
LCI International, Inc.
7.25%, 2007	1,575,000	1,578,938
Qwest Corporation
7.88%, 2011	100,000	106,500

		1,685,438

Textile - 0.4%
Invista
9.25%, 2012 (1)(2)	250,000	268,125

Transportation Services - 2.0%
Overseas Shipholding Group
8.25%, 2013	500,000	525,625
Stena AB
9.63%, 2012	75,000	79,875
7.50%, 2013	250,000	246,875
U.S. Shipping Partners, LP Shipping
Finance Corporation
13.00%, 2014 (1)(2)	375,000	393,750

		1,246,125

TOTAL CORPORATE BOND (Cost $52,514,658)		$53,307,156

SENIOR FLOATING RATE INTERESTS - 5.0%
Automotive - 1.1%
Ford Motor Company
8.36%, 2013 (4)(8)	700,000	700,438

Business Equipment & Services - 1.2%
VNU
8.125%, 2013 (4)(8)	750,000	754,896

Health Care - 1.3%
DaVita, Inc.
7.422%, 2012 (4)(8)	833,272	837,289

Utilities - 1.4%
NRG Energy, Inc.
7.364%, 2013 (4)(8)	836,581	840,764

TOTAL SENIOR FLOATING RATE INTEREST (Cost $3,140,124)		$3,133,387

ASSET BACKED SECURITIES - 0.0%
Other - 0.0%
Pegasus Aviation Lease Securitization
2000-1, 8.42%, 2030 (1)(5)(6)(7)	244,615	—

TOTAL ASSET BACKED SECURITIES (Cost $186,124)		$—

REPURCHASE AGREEMENT - 6.0%
United Missouri Bank, 4.85%,
12-29-06, matures 01-02-07; repurchase amount
$3,818,056 (Collateralized by
FFCB, 4.70%, 12-20-11,
FHLMC, 4.50%, 07-01-12,
FHLB, 5.00%, 12-11-09 &
FHLMC, 4.00%-5.00%,
09-01-08 thru 04-15-28 with a combined value of $3,892,320)	$3,816,000	$3,816,000

TOTAL REPURCHASE AGREEMENT (Cost $3,816,000)		$3,816,000

Total Investments (Security Income Fun - High Yield Series)		$61,762,456
(Cost $61,264,927) - 98.0%
Other Assets in Excess of Liabilities - 2.0%		1,253,031

TOTAL NET ASSETS - 100.0%		$63,015,487

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2006 - continued	Security Income Fund High Yield Series

Footnotes

Percentages are stated as a percent of net assets. For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $61,009,389.

1	- Security was acquired through a private placement.
2	- Security is a 144A security, which places restrictions on resale. See Notes to financial statements.
3	- Security is a step-up bond. Rate indicated is rate effective at December 31, 2006.
4	- Variable rate security. Rate indicated is rate effective at December 31, 2006.
5	- Security is fair valued by the Board of Directors. See Notes to financial statements.
6	- Security is deemed illiquid. See Notes to financial statements.
7	- Security is in default of interest and/or principal obligations.
8	- Security is a senior floating rate interest. See Notes to financial statements.

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Security Income Fund High Yield Series

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$61,762,456
Cash	150,235
Receivables:
Fund shares sold	63,524
Interest	1,114,896
Dividends	4,763
Prepaid expenses	15,018

Total assets	63,110,892

Liabilities:
Payable for:
Fund shares redeemed	12,836
Management fees	31,625
Custodian fees	1,005
Transfer agent/maintenance fees	9,743
Administration fees	7,107
Professional fees	10,362
12b-l distribution plan fees	13,298
Directors’ fees	1,200
Other	8,229

Total liabilities	95,405

Net Assets	$63,015,487

Net assets consist of:
Paid in capital	$62,465,813
Undistributed net investment income	146,549
Accumulated net realized loss on sale of investments	(94,404)
Net unrealized appreciation in value of investments	497,529

Net assets	$63,015,487

Class A:
Capital shares outstanding (unlimited number of shares authorized)	4,375,086
Net assets	$55,762,284
Net asset value and redemption price per share	$12.75

Offering price per share (net asset value divided by 95.25%)	$13.39

Class B:
Capital shares outstanding (unlimited number of shares authorized)	419,082
Net assets	$5,320,252
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.70

Class C:
Capital shares outstanding (unlimited number of shares authorized)	151,445
Net assets	$1,932,951
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.76

[1]Investments, at cost	$61,264,927

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends	$52,715
Interest	4,219,324

Total investment income	4,272,039

Expenses:
Management fees	314,794
Custodian fees	4,036
Transfer agent/maintenance fees	191,729
Administration fees	57,731
Directors’ fees	3,324
Professional fees	8,115
Reports to shareholders	10,758
Registration fees	35,220
Other expenses	6,907
12b-l distribution plan fees - Class A	114,508
12b-l distribution plan fees - Class B	45,253
12b-l distribution plan fees - Class C	17,005

Total expenses	809,380
Less: Earnings credits	(65)

Net expenses	809,315

Net investment income	3,462,724

Net Realized and Unrealized Gain:
Net realized gain during the year on:
Investments	396,707

Net realized gain	396,707

Net unrealized appreciation during the year on:
Investments	1,322,365

Net unrealized appreciation	1,322,365

Net realized and unrealized gain	1,719,072

Net increase in net assets resulting from operations	$5,181,796

See accompanying notes.

Statement of Changes in Net Assets	Security Income Fund High Yield Series

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income	$3,462,724		$2,679,288
Net realized gain during the year on investments	396,707		783,271
Net unrealized appreciation (depreciation) during the year on investments	1,322,365		(2,223,767)

Net increase in net assets resulting from operations	5,181,796		1,238,792

Distributions to shareholders from:
Net investment income
Class A	(3,056,769)		(2,120,212)
Class B	(291,850)		(351,965)
Class C	(99,102)		(110,410)

Total distributions to shareholders	(3,447,721)		(2,582,587)

Capital share transactions:
Proceeds from sale of shares
Class A	34,410,568		19,368,719
Class B	2,718,763		2,816,727
Class C	489,023		430,629
Distributions reinvested
Class A	3,020,567		2,086,984
Class B	269,220		328,743
Class C	82,261		83,568
Cost of shares redeemed
Class A	(21,685,417)		(15,314,240)
Class B	(3,159,556)		(6,006,857)
Class C	(488,330)		(830,683)

Net increase from capital share transactions	15,657,099		2,963,590

Net increase in net assets	17,391,174		1,619,795

Net assets:
Beginning of year	45,624,313		44,004,518

End of year	$63,015,487		$45,624,313

Undistributed net investment income at end of year	$146,549	3$	237,268

Capital Share Activity:
Shares sold
Class A	2,744,282		1,561,529
Class B	217,895		228,678
Class C	38,754		34,711
Shares reinvested	241,299		168,815
Class A
Class B	21,598		26,651
Class C	6,564		6,748
Shares redeemed
Class A	(1,729,052)		(1,240,667)
Class B	(253,152)		(489,241)
Class C	(39,017)		(67,282)

See accompanying notes.

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Income Fund High Yield Series

	Year Ended December 31,
Class A	2006	2005	2004	2003	2002
Per Share Data
Net asset value, beginning of period	$12.35	$12.70	$12.17	$10.66	$11.68

Income (loss) from investment operations:
Net investment income[c]	0.83	0.77	0.73	0.70	0.81
Net gain (loss) on securities (realized and unrealized)	0.39	(0.37)	0.55	1.54	(1.00)

Total from investment operations	1.22	0.40	1.28	2.24	(0.19)

Less distributions:
Dividends from net investment income	(0.82)	(0.75)	(0.73)	(0.73)	(0.83)
Return of capital	—	—	(0.02)	—	—

Total distributions	(0.82)	(0.75)	(0.75)	(0.73)	(0.83)

Net asset value, end of period	$12.75	$12.35	$12.70	$12.17	$10.66

Total Return[a]	10.25%	3.33%	10.96%	21.65%	(1.66)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,762	$38,506	$33,393	$25,777	$6,009

Ratios to average net assets:
Net investment income	6.68%	6.28%	6.05%	6.40%	7.31%
Total expenses[b]	1.45%	1.47%	1.48%	1.28%	1.48%
Net expenses[d]	1.45%	1.47%	1.48%	1.27%	1.48%

Portfolio turnover rate	56%	73%	73%	61%	80%

	Year Ended December 31,
Class B	2006[e]	2005	2004	2003	2002
Per Share Data
Net asset value, beginning of period	$12.30	$12.66	$12.14	$10.63	$11.65

Income (loss) from investment operations:
Net investment income[c]	0.75	0.70	0.65	0.67	0.73
Net gain (loss) on securities (realized and unrealized)	0.39	(0.40)	0.53	1.48	(1.01)

Total from investment operations	1.14	0.30	1.18	2.15	(0.28)

Less distributions:
Dividends from net investment income	(0.74)	(0.66)	(0.64)	(0.64)	(0.74)
Return of capital	—	—	(0.02)	—	—

Total distributions	(0.74)	(0.66)	(0.66)	(0.64)	(0.74)

Net asset value, end of period	$12.70	$12.30	$12.66	$12.14	$10.63

Total Return[a]	9.54%	2.47%	10.09%	20.82%	(2.40)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,320	$5,324	$8,437	$8,324	$4,450

Ratios to average net assets:
Net investment income	5.99%	5.52%	5.31%	5.92%	6.56%
Total expenses[b]	2.13%	2.22%	2.22%	2.08%	2.23%
Net expenses[d]	2.13%	2.22%	2.22%	2.08%	2.23%

Portfolio turnover rate	56%	73%	73%	61%	80%

See accompanying notes.

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Income Fund High Yield Series

	Year Ended December 31,
Class C	2006	2005	2004	2003	2002
Per Share Data
Net asset value, beginning of period	$12.36	$12.72	$12.19	$10.67	$11.69

Income (loss) from investment operations:
Net investment income[c]	0.74	0.69	0.65	0.66	0.73
Net gain (loss) on securities (realized and unrealized)	0.39	(0.39)	0.54	1.50	(1.01)

Total from investment operations	1.13	0.30	1.19	2.16	(0.28)

Less distributions:
Dividends from net investment income	(0.73)	(0.66)	(0.64)	(0.64)	(0.74)
Return of capital	—	—	(0.02)	—	—

Total distributions	(0.73)	(0.66)	(0.66)	(0.64)	(0.74)

Net asset value, end of period	$12.76	$12.36	$12.72	$12.19	$10.67

Total Return[a]	9.42%	2.46%	10.12%	20.82%	(2.39%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,933	$1,795	$2,174	$1,857	$520

Ratios to average net assets:
Net investment income	5.92%	5.52%	5.31%	5.85%	6.60%
Total expenses[b]	2.21%	2.22%	2.22%	2.08%	2.24%
Net expenses[d]	2.21%	2.22%	2.22%	2.07%	2.24%

Portfolio turnover rate	56%	73%	73%	61%	80%

[a]	Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.
[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.
[c]	Net investment income was computed using the average month-end shares outstanding throughout the period.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[e]	Effective December 1, 2006, Class B shares ceased charging 12b-l fees in accordance with NASD sales cap regulations. Per share information reflects this change. This fee may be reinstated at any time.

See accompanying notes.

Manager’s Commentary February 15, 2007	Security Income Fund Income Opportunity Series (unaudited)

Subadvisor, Four Corners Capital Management, LLC
Michael P. McAdams	Robert I. Bernstein
Portfolio Manager	Portfolio Manager

To Our Shareholders:

2006 continued to be a positive environment for senior, secured, floating-rate loan (“Senior Loan”) investing. The Series continued to benefit from an attractive credit environment primarily due to a strong U.S. economy, which kept market-wide default rates at very low levels. Additionally, continued strong investor demand for the Senior Loan asset class due to its appealing risk-adjusted returns relative to other investment opportunities has kept secondary prices firm across the Senior Loan market. This combination of low default rates and firm secondary prices has resulted in stable NAV returns.

Gross Domestic Product (“GDP”) continued to expand during the year, with real GDP increasing 3% over the same period last year (Q1-Q3). Corporate earnings growth remained strong during the year and, while interest rates have increased, real rates remain low on a historical basis. The Series primarily invests in the loans of non-investment grade companies, and strong earnings, combined with low real interest rates, make these companies better able to service their debt.

The Federal Reserve has not changed the Federal Funds rate target (set at 5.25%) since its June 29, 2006 meeting. While the Federal Reserve policy makers continue to maintain a tightening bias, they are predicting that economic growth will run slightly below the trend for the next year. Signs of a slowdown in GDP growth domestically and internationally have emerged which have, among other indicators, led some economists to predict a hiatus in Fed tightening during 2007. While we acknowledge these signals and the significant rise in interest rates since 2003, we believe that the fundamental strength of the economy, combined with the Fed’s overriding focus on containing inflation, may result in further interest rate increases. To quote a prominent economist, “Recent weakness in some areas of our economy, such as housing and autos, is not bad news for investors because weakness in these markets is not a result of a squeeze in liquidity. The Fed is not tight, it is just less loose. Interest rates are still low and liquidity is plentiful.”

From the Series’ perspective, these are very favorable conditions. A tightening bias increases the possibility that the Series can continue to increase its dividend since the loans that the Series invests in are floating rate and their income is based on short-term interest rates. However, excessive tightening could result in a spike in real interest rates, hurting companies’ ability to service their debt. While we do not expect corporate earnings to sustain their year-over-year double digit growth levels, earnings are generally expected to remain relatively strong through 2007, which, combined with low real interest rates, should continue to enable the companies in which we invest to service their debt.

Unlike traditional fixed income investments (i.e. high yield bonds), Senior Loans have minimal, if any, interest rate risk. Rather, in rising rate environments like we have seen in recent years, Senior Loan income typically rises (with a several month lag) along with Federal Reserve rate increases. One caveat, however, is that in recent years, narrowing credit spreads have partly offset the benefits from rising rates. More recently, we have seen credit spreads trend somewhat higher.

Inflows into the Senior Loan asset class during 2006 were exceptional and occurred in tandem with strong growth in new Senior Loan issuance. New institutional Senior Loan issuance rose over 75% year-over-year through December to $321 billion and the forward calendar remains very robust going into 2007. Similarly, secondary trading volume reached record levels in 2006.

As previously mentioned, the demand for the asset class of Senior Loans remains strong, as investors perceived reduced levels of risk resulting from an improving economic environment and low levels of defaults and credit losses, as well as the returns benefit of a floating-rate asset class. For the year ended December 31, Senior Loans generated a total return of 6.57% (S&P/LSTA Leveraged Loan Index). Senior Loans have generated positive returns every calendar year that the data has been tracked since 1992.

Manager’s Commentary February 15, 2007	Security Income Fund Income Opportunity Series (unaudited)

Investment Strategy and Portfolio Composition

The primary objective of the Series is to seek a high level of current income. As a second objective, the Series will attempt to preserve capital. The investment strategy employed in managing the Series was designed to achieve the objectives through risk minimization throughout entire economic and credit cycles. In contrast, many managers of Senior Loan-based mutual funds invest up to 20% or more of their portfolios in high yield bonds in order to boost yields in the short run. The Income Opportunity Series is a “pure play” strategy that is generally prohibited from investing in high yield bonds, and focuses primarily on Senior Loans. In some market environments, the Series’ pure play strategy may result in lower current dividends/yields than some other Senior Loan-based funds. However, we believe that our strategy can result in lower NAV volatility while maintaining competitive dividends/yield and higher and more stable long-term total NAV returns.

Our strategy focuses on thorough fundamental credit analysis, broad issuer and industry diversification, and a proactive sell discipline in order to minimize risk. The Series’ portfolio is generally more heavily weighted towards industry groups that we expect to exhibit lower earnings volatility, and which we expect to provide high recoveries to senior lenders in circumstances where earnings volatility does occur.

The Series is well diversified with 140 positions across 29 industries. At December 31, 2006, the five largest individual borrower exposures in total represented 7.0% of the Series’ portfolio. The Series also has the flexibility to invest up to 10% of the portfolio in special situation debt investments, which are typically investments in companies that are either in default at the time of purchase or are experiencing financial difficulties. We view our ability to achieve modest gains from this subset of Senior Loans as opportunistic rather than obligatory, and given the growth and improvement in the economy in recent years, we have seen limited value opportunities in this segment of the portfolio. On December 31, the Series included four special situation investments representing 1.6% of the Series’ portfolio.

Performance Review

The Series’ total return was 5.96% for the year ended December 31, 20061. This is below the Standard and Poor’s/LSTA Leveraged Loan Index returns of 6.57%. A portion of the shortfall is attributable to the negative impact of fees, expenses and cash balances, which are not included in the index return. The Upper Open-end Loan Fund category average return of 6.14% slightly exceeded the Series’ return. We believe that much of this underperformance was attributable to the Series’ emphasis on pure-play, first lien Senior Loans, versus some of the other funds in the index’s higher weightings of riskier, second lien loans and of high yield bonds. 2006 was a favorable year in the credit markets, and lower rated, riskier loans and high yield bonds outperformed safer, first lien loans. For example, the Merrill Lynch High Yield Bond Index returned 12.1% during 2006.

In comparison to other traditional fixed income asset classes, the loan index and the Series performed well. The Merrill Lynch US Corporate Bond (Investment Grade) Index returned 4.4% during 2006, and the Merrill Lynch 10-year U.S. Treasury Bonds Index returned 1.4%. Additionally, the Series’ NAV varied from a low of $10.06 to a high of $10.16, a range of less than 1.0%.

Outlook

Our outlook for Senior Loan investing is favorable as a result of the above-mentioned fundamental economic strength and low real interest rates. As a floating rate fund, we are confident that irrespective of the direction of interest rates, the Series will continue to offer inflation-hedged income without significant interest-rate induced NAV volatility. We also are confident that our investment strategy will provide a means to navigate more volatile credit markets should they develop.

We remain committed to delivering long-term performance and appreciate the opportunity to assist in meeting your investment goals.

Sincerely,

Michael P. McAdams and Robert I. Bernstein Portfolio Managers

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of Series shares.

Manager’s Commentary December 31, 2006	Security Income Fund Income Opportunity Series (unaudited)

PERFORMANCE

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Income Opportunity Series on March 31, 2004 (date of inception), and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. The S&P/LSTA Leveraged Loan Index (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes realtime market weightings, spreads and interest payments.

Average Annual Returns

Periods Ended 12-31-06
	1 Year	Since Inception
A Shares	0.97%	3.25% (3-31-04)
B Shares	0.38%	3.40% (3-31-04)
C Shares	4.18%	4.23% (3-31-04)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Quality Rating ( Based on Standard and Poor’s Ratings)

BBB	0.62%
BB	35.85
B	39.46
CCC	0.77
Not Rated	18.92
Temporary cash investments	2.65
Repurchase Agreement	0.83
Cash & other assets, less liabilities	0.90
Total net assets	100.00%

See accompanying notes.

Manager’s Commentary December 31, 2006	Security Income Fund Capital Preservation Series (unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing Series expenses Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-l); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Income Opportunity Series - Class A
Actual	$1,000.00	$1,031.80	$7.27
Hypothetical	1,000.00	1,018.05	7.22

Income Opportunity Series - Class B
Actual	1,000.00	1,027.00	11.09
Hypothetical	1,000.00	1,014.27	11.02

Income Opportunity Series - Class C
Actual	1,000.00	1,027.00	11.09
Hypothetical	1,000.00	1,014.27	11.02

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 3.18%, 2.70% and 2.70%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.42%, 2.17% and 2.17% for Class A, B and C shares, respectively), net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See accompanying notes.

Schedule of Investments December 31, 2006	Security Income Fund Income Opportunity Series

	Principal Amount	Market Value
SENIOR FLOATING RATE INTERESTS[3] - 93.4%
Aerospace & Defense - 6.5%
Alion Science and Technology Corporation:
Term Loan, 8.11% - 2009	$945,505	$944,323
BE Aerospace, Inc.:
Term Loan B, 7.12% - 2012	150,000	150,687
Term Loan B, 7.12% - 2012	183,333	184,173
Term Loan B, 7.12% - 2012	250,000	251,146
Term Loan B, 7.22% - 2012	250,000	251,146
DynCorp International LLC:
Term Loan (New), 7.625% - 2012	491,250	493,706
Term Loan (New), 7.688% - 2012	493,750	496,219
IAP Worldwide Services, Inc.:
Term Loan - 2nd Lien (Dec 05), 15.188% - 2013	750,000	702,500
K & F Industries, Inc.:
Term Loan, 7.35% - 2012	297,917	298,848
Term Loan, 7.35% - 2012	518,750	520,371
Mid-Western Aircraft Systems, Inc.,
Term Loan B, 7.11% - 2011	842,531	843,321
Robertson Aviation, LLC:
Term Loan, 10.75% - 2013	8,676	8,718
Term Loan, 8.85% - 2013	21,978	22,088
Term Loan, 8.87% - 2013	697,802	701,291
Term Loan, 9.04% - 2013	192,308	193,270
Standard Aero Holdings, Inc.:
Term Loan B, 7.58% - 2012	46,154	46,212
Term Loan B, 7.60% - 2012	138,462	138,635
Term Loan B, 7.61% - 2012	138,462	138,635
Term Loan B, 7.63% - 2012	692,308	693,173
Wesco Aircraft Hardware Corporation:
Term Loan - 1st Lien, 7.60% - 2013	1,000,000	1,005,625

		8,084,087

Automotive - 2.3%
AxleTech International Holdings, Inc.:
Term Loan C - 2nd Lien, 11.87% - 2013	500,000	502,292
Ford Motor Company:
Term Loan - 1st Lien, 8.36% - 2013	1,000,000	1,000,625
General Motors Corporation:
Term Loan - 1st Lien, 7.745% - 2013	500,000	500,078
Hertz Corporation:
Pre Syn LC, 7.365% - 2012	111,111	111,805
Term Loan, 7.35% - 2012	32,197	32,398
Term Loan, 7.35% - 2012	208,623	209,927
Term Loan, 7.35% - 2012	78,878	79,371
Term Loan, 7.37% - 2012	215,705	217,053
Term Loan, 7.37% - 2012	215,705	217,053
Term Loan, 7.37% - 2012	1,883	1,895

		2,872,497

	Principal Amount	Market Value
SENIOR FLOATING RATE INTERESTS[3] (continued)
Beverage & Tobacco - 0.5%
Constellation Brands, Inc.:
Term Loan B (Jun 06), 6.875% - 2013	$65,232	$65,440
Term Loan B (Jun 06), 6.875% - 2013	108,719	109,066
Term Loan B (Jun 06), 6.875% - 2013	478,364	479,892

		654,398

Broadcast Radio & Television - 3.7%
Deluxe Entertainment Services Group, Inc.:
Term Loan B (US), 8.364% - 2011	441,554	443,210
Term Loan C (CDN), 8.364% - 2011	475,000	476,781
DirecTV Holdings, LLC:
Term Loan B (Mar 05), 6.85% - 2013	661,629	661,930
PanAmSat Corporation:
Term Loan B, 7.872% - 2013	1,000,000	1,009,306
Raycom Media, Inc.:
Term Loan B (Feb 06), 6.875% - 2013	989,615	982,193
Young Broadcasting, Inc.:	5,000	4,986
Term Loan, 7.875% - 2012
Term Loan, 7.938% - 2012	743,333	741,243
Term Loan, 7.938% - 2012	236,667	236,001

		4,555,650

Brokerages, Securities Dealers, & Investment Houses - 0.4%
Grosvenor Capital Management Holdings LLP,
Term Loan, 7.625% - 2013	500,000	501,875

Building & Development - 7.2%
Builders Firstsource, Inc.,
Term Loan, 7.87% - 2011	177,327	177,327
Capital Automotive LP,
Term Loan, 7.10% - 2010	930,263	934,333
Custom Building Products:
Term Loan - 1st Lien, 7.614% - 2011	940,412	938,844
General Growth Properties, Inc.:
Term Loan A-l (Feb 06), 6.60% - 2010	650,000	645,750
Term Loan A-l (Feb 06), 6.60% - 2010	350,000	347,712
Headwaters, Inc.:
Term Loan B - 1st Lien, 7.38% - 2011	648,936	644,475
Lion Gables Realty Limited Partnership:
Term Loan, 7.10% - 2007	44,737	44,746
Macerich Partnership, L.P.,
Term Loan, 6.875% - 2010	1,000,000	998,750
NCI Building Systems, Inc.:
Term Loan B (Jun 04), 6.87% - 2010	262,755	262,427
Term Loan B (Jun 04), 6.85% - 2010	30,612	30,574
Term Loan B (Jun 04), 6.85% - 2010	510,204	509,566

See accompanying notes.

Schedule of Investments December 31, 2006 - continued	Security Income Fund Income Opportunity Series

	Principal Amount	Market Value
SENIOR FLOATING RATE INTERESTS[3] (continued)
Building & Development (continued)
November 2005 Land Investors, L.L.C.,
Term Loan - 1st Lien, 8.114% - 2011	$581,822	$578,913
South Edge, LLC:
Term Loan C, 8.50% - 2009	1,000,000	982,500
EH/Transeastern, LLC and TE/TOUSA Senior, LLC,
Term Loan, 10.25% - 2008 (5)	1,000,000	814,286
Tishman Speyer Real Esate D.C.
Area Portfolio, L.P., Term Loan - 2012 (4)	1,000,000	1,003,750

		8,913,953

Business Equipment & Services - 7.5%
Acosta, Inc.,
Term Loan, 8.10% - 2013	997,500	1,006,228
Advantage Sales & Marketing, Inc.:
Term Loan, 7.37% - 2013	276,250	274,988
Term Loan, 7.46% - 2013	716,250	712,979
Affiliated Computer Services, Inc.:
Term Loan B2 - Add-on (Mar 06), 7.369% - 2013	248,750	249,341
Term Loan B2 - Add-on (Mar 06), 7.35% - 2013	248,750	249,341
Affinion Group, Inc.:
Term Loan B (Sep 05), 8.10% - 2012	58,140	58,340
Term Loan B (Sep 05), 8.123% - 2012	819,767	822,585
Clarke American Corporation:
Term Loan (Dec 05), 8.60% - 2011	90,909	92,159
Term Loan (Dec 05), 8.62% - 2011	522,727	529,914
Term Loan (Dec 05), 8.62% - 2011	11,364	11,520
Term Loan (Dec 05), 8.63% - 2011	340,909	345,596
Fidelity National Information Solutions, Inc. & Fidelity National Tax Service, Inc., as borrowers:
Term Loan A, 6.60% - 2011	835,125	833,153
Term Loan A, 6.60% - 2011	147,375	147,027
N.E.W. Holdings I, LLC:
Term Loan - 1st Lien (Aug 06), 8.10% - 2013	3,658	3,667
Term Loan - 1st Lien (Aug 06), 8.10% - 2013	17,043	17,086
Term Loan - 1st Lien (Aug 06), 8.118% - 2013	243,902	244,512
Term Loan - 1st Lien (Aug 06), 8.12% - 2013	213,415	213,949
National Processing Company Group, Inc.,
Term Loan - 1st Lien, 8.35% - 2013	500,000	501,250
Sanmina - SCI Corporation,
Term Loan, 7.938% - 2008	1,000,000	1,002,750
TTM Technologies, Inc.:
Term Loan - 1st Lien, 7.62% - 2012	262,500	263,484
Term Loan - 1st Lien, 9.50% - 2008	237,500	238,391
Nielson Finance LLC,
Term Loan - Dollar, 8.125% - 2013	498,750	502,006
West Corporation,
Term Loan - 1st Lien, 8.10% - 2013	1,000,000	1,000,156

		9,320,422

	Principal Amount	Market Value
SENIOR FLOATING RATE INTERESTS[3] (continued)
Cable Television - 4.0%
CSC Holdings, Inc.:
Term Loan Incremental, 7.11% - 2013	$2,500	$2,500
Term Loan Incremental, 7.12% - 2013	285,714	285,738
Term Loan Incremental, 7.121% - 2013	54,643	54,648
Term Loan Incremental, 7.122% - 2013	228,572	228,591
Term Loan Incremental, 7.126% - 2013	423,571	423,606
Cequel Communications, LLC,
Term Loan (NC NewCo), 10.36% - 2007	1,000,000	999,375
Century Cable Holdings , LLC,
Term Loan, 10.25% - 2009	1,000,000	972,857
Charter Communications Operating, LLC,
Term Loan (Apr 06), 8.005% - 2013	998,758	1,004,720
UPC Distribution Holding B.V.:
Term Loan J2, 7.64% - 2013	500,000	500,000
Term Loan K2, 7.64% - 2013	500,000	500,000

		4,972,035

Chemicals & Plastics - 2.9%
Brenntag Holding Gmblt & Company KG:
Term Loan - Acq, 8.08% - 2014	196,364	197,591
Term Loan B2 (Dec 05), 8.08% - 2013	154,297	155,261
Term Loan B2 (Dec 05), 8.08% - 2013	70,103	70,541
Term Loan B2 (Dec 05), 8.08% - 2013	555,153	558,623
Term Loan B2 (Dec 05), 8.08% - 2013	24,083	24,234
BCP Crystal US Holdings Corporation,
Term Loan B (Dollar), 7.117% - 2011	746,352	748,090
Huntsman International, LLC,
Term Loan B (USD), 7.10% - 2012	810,545	810,658
Lyondell Chemical Company,
Term Loan, 7.121% - 2013	997,500	1,001,396

		3,566,394

Clothing & Textiles - 0.7%
Hanesbrands, Inc.:
Term Loan B - 1st Lien, 7.60% - 2013	68,928	69,535
Term Loan B - 1st Lien, 7.63% - 2013	857,143	864,697

		934,232

See accompanying notes.

Schedule of Investments December 31, 2006 - continued	Security Income Fund Income Opportunity Series

	Principal Amount	Market Value
SENIOR FLOATING RATE INTERESTS[3] (continued)
Containers & Glass Products - 2.0%
Graham Packaging Holdings Company:
Term Loan B - 1st Lien, 7. 625% - 2011	$275,862	$277,340
Term Loan B - 1st Lien, 7. 625% - 2011	120,690	121,337
Term Loan B - 1st Lien, 7. 625% - 2011	189,655	190,671
Term Loan B - 1st Lien, 7. 875% - 2011	393,793	395,903
Owens-Illinois Group, Inc.,
Term Loan B (USD) (Jun 06), 6.85% - 2013	1,466,250	1,465,883

		2,451,134

Cosmetics & Toiletries - 0.4%
American Safety Razor Company,
Term Loan - 2nd Lien, 11.72% - 2014	500,000	506,250

Ecological Services & Equipment - 0.8%
EnergySolutions LLC:
Syn LC, 7.60% - 2013	31,447	31,604
Term Loan (Duratek), 7.63% - 2013	21,694	21,802
Term Loan (Duratek), 7.63% - 2013	276,730	278,114
Term Loan (ES), 7.63% - 2013	55,245	55,521
Term Loan (ES), 7.63% - 2013	603,774	606,793

		993,834

Electronics & Electric - 1.5%
Advanced Micro Devices, Inc.,
Term Loan - 1st Lien, 7.62% - 2013	886,494	890,594
Dealer Computer Services, Inc.,
Term Loan - 1st Lien, 7.85% - 2012	498,750	501,154
Freescale Semiconductors, Inc.,
Term Loan - 1st Lien, 7.369% - 2013	500,000	502,500

		1,894,248

Equipment Leasing - 0.6%
United Rentals, Inc.:
Term Loan, 7.35% - 2011	220,267	221,139
Term Loan B - Syn LC, 7.32% - 2011	500,000	501,979

		723,118

Financial Intermediaries - 4.1%
Ameritrade Holding Corporation:
Term Loan B (Jan 06), 6.85% - 2012	888,409	887,946
J.G. Wentworth, LLC,
Term Loan (Apr 06), 8.864% - 2011	1,000,000	1,010,000
LNR Property Corporation:
Term Loan A-l, 8.12% - 2009	500,000	500,625
Term Loan B, 8.12% - 2011	500,000	501,459

	Principal Amount	Market Value
SENIOR FLOATING RATE INTERESTS[3] (continued)
Financial Intermediaries (continued)
NASDAQ Stock Market, Inc.:
Term Loan B (Dec 06), 7.10% - 2012	$466,667	$466,667
Term Loan B (Dec 06), 7.114% - 2012	32,083	32,083
Term Loan B (May 06), 7.10% - 2012	482,785	482,182
Term Loan B (May 06), 7.114% - 2012	4,070	4,065
Term Loan C (May 06), 7.10% - 2012	274,503	274,160
Term Loan C (May 06), 7.114% - 2012	7,742	7,732
Peach Holdings, Inc.:
Term Loan, 9.12% - 2013	1,000,000	1,000,000

		5,166,919

Food Products - 2.2%
Culligan Corporation,
Term Loan, 7.10% - 2011	795,833	796,579
Dole Food Company, Inc.:
Pre LC, 7.374% - 2013	93,235	92,471
Term Loan B (Mar 06), 7.438% - 2013	65,264	64,729
Term Loan B (Mar 06), 7.438% - 2013	65,264	64,729
Term Loan B (Mar 06), 7.438% - 2013	65,264	64,729
Term Loan B (Mar 06), 9.25% - 2013	12,412	12,310
Term Loan C (Solvest), 7.438% - 2013	102,558	101,718
Term Loan C (Solvest), 7.438% - 2013	107,220	106,341
Term Loan C (Solvest), 7.438% - 2013	102,558	101,718
Term Loan C (Solvest), 7.438% - 2013	372,939	369,883
Term Loan C (Solvest), 9.25% - 2013	8,741	8,669
Golden State Foods Corporation,
Term Loan B, 7.126% - 2011	975,000	972,563

		2,756,439

Forest Products - 0.2%
Boise Cascade, LLC:
Term Loan D, 7.125% - 2011	113,073	113,511
Term Loan D, 7.125% - 2011	97,847	98,226

		211,737

Health Care - 8.1%
CHS/Community Health Systems, Inc.,
Term Loan B - Add on, 7.11% - 2012	1,496,250	1,496,718
DJ Orthopedics, LLC:
Term Loan B (Apr 06), 6.875% - 2013	714,286	712,054
Term Loan B (Apr 06), 6.875% - 2013	220,714	220,024
Emdeon Business Services LLC:
Term Loan - 1st Lien (Nov 06), 7.87% - 2013	748,344	749,903
Term Loan - 1st Lien (Nov 06), 7.87% - 2013	251,656	252,180

See accompanying notes.

Schedule of Investments December 31, 2006 - continued	Security Income Fund Income Opportunity Series

	Principal Amount	Market Value
SENIOR FLOATING RATE INTERESTS[3] (continued)
Health Care (continued)
Encore Medical Finance, LLC,
Term Loan, 7.87% - 2013	$498,750	$499,373
Fresenius Medical Care AG:
Term Loan B (Mar 06), 6.739% - 2013	140,000	139,203
Term Loan B (Mar 06), 6.739% - 2013	452,500	449,923
Term Loan B (Mar 06), 6.74% - 2013	285,714	284,087
Term Loan B (Mar 06), 6.745% - 2013	114,286	113,635
HCA, Inc.,
Term Loan B (Nov 06), 8.114% - 2013	500,000	505,481
Healthcare Partners, LLC:
Term Loan (Oct 06), 7.347% - 2013	53,571	53,638
Term Loan (Oct 06), 7.347% - 2013	410,714	411,227
Healthways, Inc.,
Term Loan B (Dec 06), 7.10% - 2013	500,000	501,250
Quintiles Transnational Corporation,
Term Loan B - 1st Lien (Mar 06), 7.36% - 2013	496,250	495,506
Select Medical Corporation:
Term Loan B, 7.11% - 2012	993,453	973,956
Term Loan B, 9.00% - 2012	1,484	1,455
U.S. Oncology Holdings, Inc.:
Term Loan B, 7.62% - 2011	102,565	102,886
Term Loan B, 7.625% - 2011	111,991	112,341
Term Loan B, 7.625% - 2011	117,949	118,318
Term Loan B, 7.625% - 2011	119,140	119,512
USP Domestic Holdings, Inc.:
Term Loan, 7.10% - 2013	245,000	245,613
Term Loan, 7.12% - 2013	250,000	250,625
Term Loan, 7.18% - 2013	500,000	501,250
VWR International, Inc.,
Term Loan B, 7.63% - 2011	739,866	741,253

		10,051,411

Hotels, Motels, Inns & Casinos - 6.5%
Boyd Gaming Corporation:
Term Loan B (May 04), 6.864% - 2011	975,000	974,188
CCM Merger, Inc.:
Term Loan B, 7.35% - 2012	77,086	76,951
Term Loan B, 7.364% - 2012	717,672	716,416
Term Loan B, 7.37% - 2012	192,715	192,378
Greenwood Racing, Inc.,
Term Loan - 1st Lien, 7.60% - 2011	500,000	501,875
Herbst Gaming, Inc.,
Term Loan B - 2011 (4)	1,000,500	1,003,627

	Principal Amount	Market Value
SENIOR FLOATING RATE INTERE STS[3] (continued)
Hotels, Motels, Inns & Casinos (continued)
Kerzner International Limited:
DD Term Loan, 8.353% - 2013	$125,000	$122,969
Term Loan (KINA), 8.353% - 2013	571,429	562,143
Term Loan (KIL), 8.353% - 2013	53,571	52,700
Unfunded DD Term Loan, 0.50% - 2013 (6)	250,000	245,937
Penn National Gaming, Inc.:
Term Loan B, 7.11% - 2012	17,500	17,573
Term Loan B, 7.13% - 2012	166,061	166,767
Term Loan B, 7.13% - 2012	143,636	144,246
Term Loan B, 7.13% - 2012	136,364	136,944
Term Loan B, 7.13% - 2012	135,758	136,334
Term Loan B, 7.13% - 2012	181,818	182,591
Term Loan B, 7.13% - 2012	103,182	103,621
Term Loan B, 7.15% - 2012	103,182	103,621
Pinnacle Entertainment, Inc.,
Term Loan (Dec 05), 7.35% - 2011	1,000,000	1,003,000
Venetian Casino Resort, LLC (Las Vegas Sands, Inc. Co Borrowers):
Term Loan B (Feb 05), 7.12% - 2011	829,060	831,730
Term Loan DD (Feb 05), 7.12% - 2011	170,940	171,491
VML US Finance, LLC,
Term Loan, 8.12% - 2013	666,667	670,417

		8,117,519

Industrial Equipment - 1.0%
John Maneely Company:
Term Loan - 1st Lien (Dec 06), 8.60% - 2013	500,000	499,531
Mueller Group, Inc.:
Term Loan, 7.364% - 2012	66,667	66,980
Term Loan, 7.364% - 2012	9,273	9,316
Term Loan, 7.37% - 2012	190,476	191,369
Term Loan, 7.376% - 2012	487,619	489,905

		1,257,101

Insurance - 0.4%
Conseco, Inc.:
Term Loan (Oct 06), 7.35% - 2013	498,750	500,309

Leisure - 2.4%
Cedar Fair, L.P.,
Term Loan (US), 7.85% - 2012	995,000	1,004,204
Metro-Goldwyn-Mayer Holdings II, Inc.,
Term Loan B (Apr 05), 8.614% - 2012	992,500	982,397
WMG Acquisition Corporation:
Term Loan, 7.37% - 2011	250,000	250,719
Term Loan, 7.37% - 2011	472,162	473,519
Term Loan, 7.374% - 2011	68,846	69,044
Term Loan, 7.376% - 2011	135,626	136,016
Term Loan, 7.409% - 2011	43,028	43,152

		2,959,051

See accompanying notes.

Schedule of Investments December 31, 2006 - continued	Security Income Fund Income Opportunity Series

	Principal Amount	Market Value
SENIOR FLOATING RATE INTERESTS[3] (continued)

Nonferrous Metals & Minerals - 2.4%
Aleris International, Inc.:
Term Loan (US) (Dec 06), 7.75% - 2013	$145,865	$146,503
Term Loan (US) (Dec 06), 7.75% - 2013	354,135	355,684
Alpha Natural Resources, LLC,
Term Loan B (Oct 05), 7. 114% -2012	1,980,000	1,978,145
Walter Industries, Inc.:
Term Loan (Sep 05), 9.00% - 2012	62,119	62,150
Term Loan (Sep 05), 7. 118% -2012	212,784	212,890
Term Loan (Sep 05), 7.12% - 2012	111,111	111,167
Term Loan (Sep 05), 7.12% - 2012	166,667	166,750

		3,033,289

Oil & Gas - 5.5%
ATP Oil and Gas Corporation:
Term Loan, 8.88% - 2010	142,024	143,178
Term Loan, 8.870% - 2010	503,307	507,396
Term Loan, 9.109% - 2010	142,024	143,178
Term Loan, 8.876% - 2010	71,545	72,126
Term Loan, 9.043% - 2010	284,048	286,356
Term Loan, 8.907% - 2010	340,858	343,628
Eagle Rock Gas Gathering & Processing, Ltd.,
Term Loan (Series B), 7.57% - 2012	984,371	984,370
El Paso Corporation,
Deposit Loan Facility, 7.22% - 2011	1,000,000	1,004,063
Energy Transfer Equity L.P.,
Term Loan B (Add-on) - 2012 (4)	500,000	502,500
Regency Gas Service LLC,
Term Loan B-1 (Aug 06), 7.86% - 2013	83,333	83,359
Resolute Aneth, LLC:
Term Loan - 2nd Lien (Apr 06), 10.36% - 2012	1,000,000	1,000,000
SemCrude LP:
Term Loan (CDN) (Jan 05), 7.60% - 2011	529,039	531,684
Term Loan (US) (Jan 05), 7.60% - 2011	70,126	70,477
Term Loan (US) (Jan 05), 7.604% - 2011	150,628	151,381
Targa Resources, Inc.:
Syn LC (Oct 05), 7.617% - 2012	193,548	194,244
Term Loan (Oct 05), 7.626% - 2012	548,387	550,358
Term Loan (Oct 05), 7.614% - 2012	22,177	22,257
Term Loan (Oct 05), 7.62% - 2012	225,807	226,619

		6,817,174

	Principal Amount	Market Value
SENIOR FLOATING RATE INTERESTS[3] (continued)
Publishing - 6.5%
Georgia-Pacific Corporation:
Term Loan B, 7.353% - 2012	$761,905	$765,291
Term Loan Bl, 7.364% - 2012	95,238	95,661
Term Loan Bl, 7.364% - 2012	85,238	85,617
Term Loan B, 7.376% - 2012	47,619	47,831
Term Loan B2 (Dec 06) - 2012 (4)	722,222	725,532
Idearc, Inc.:
Term Loan B, 7.35% - 2014	94,737	95,211
Term Loan B, 7.35% - 2014	905,263	909,789
Newspaper Holdings, Inc.,
Term Loan B (Oct 05), 6.875% - 2012	1,000,000	991,875
Philadelphia Newspapers, LLC,
Term Loan, 8.12% - 2013	497,500	492,111
Quebecor Media, Inc.:
Term Loan B, 7.35% - 2013	57,143	57,429
Term Loan B, 7.374% - 2013	935,357	940,033
RH Donnelley, Inc.:
Term Loan D-2, 6.85% - 2011	119,600	119,168
Term Loan D-2, 6.86% - 2011	149,499	148,959
Term Loan D-2, 6.87% - 2011	89,700	89,376
Term Loan D-2, 6.87% - 2011	59,800	59,584
Term Loan D-2, 6.87% - 2011	182,389	181,730
Term Loan D-2, 6.87% - 2011	89,700	89,376
Term Loan D-2, 6.87% - 2011	21,434	21,357
Term Loan D-2, 6.87% - 2011	119,600	119,168
Riverdeep Interactive Learning USA, Inc.,
Term Loan - 2013	500,000	502,708
Wenner Media, LLC,
Term Loan, 7.11% - 2013	997,500	1,002,488
Yell Group, PLC,
Term Loan Bl, 7.35% - 2013	500,000	502,912

		8,043,206

Retailers - 1.5%
Jean Coutu Group (PJC), Inc.,
Term Loan B, 7.938% - 2011	896,893	897,774
Neiman Marcus Group, Inc.:
Term Loan, 7.60% - 2013	101,266	101,923
Term Loan, 7.603% - 2013	848,101	853,600

		1,853,297

Surface Transportation - 0.7%
Horizon Lines Holding LLC:
Term Loan C - Refi, 7.62% - 2011	875,256	876,897

Telecommunications & Cellular Communications - 1.6%
Clearwire Corporation:
Term Loan B, 12.11% - 2009	1,000,000	1,010,000
Windstream Corporation:
Term Loan B, 7.12% - 2013	1,000,000	1,005,469

		2,015,469

See accompanying notes.

Schedule of Investments December 31, 2006 - continued	Security Income Fund Income Opportunity Series

	Principal Amount	Market Value
SENIOR FLOATING RATE INTERESTS[3] (continued)

Utilities - 9.3%
Astoria Generating Company Acquisitions, LLC,
Term Loan C - 2nd Lien (Feb 06), 9.12% - 2013	$500,000	$505,782
Babcock & Wilcox Company,
Syn LC, 8.114% - 2012	1,000,000	1,003,750
Calpine Corporation:
DIP R/C, 2.25% - 2007	4,915	4,881
DIP Term Loan - 1st Priority, 7.62% - 2007	163,451	164,234
DIP Term Loan - 2nd Priority, 9.364% - 2007	414,894	419,389
Unfunded DIP R/C, 0.75% - 2007 (6)	415,297	412,442
Coleto Creek Power, LP:
Syn LC, 8.017% - 2013	31,847	31,688
Term Loan - 1st Lien, 8.114% - 2013	465,812	463,483
Covanta Energy Corporation:
Pre LC, 7.60% - 2012	146,040	147,135
Pre LC, 7.60% - 2012	343,144	345,717
Pre LC, 7.60% - 2012	31,141	31,375
Term Loan, 7.60% - 2012	39,718	40,016
Term Loan, 7.616% - 2012	240,976	242,783
Term Loan, 7.60% - 2012	90,308	90,986
Term Loan, 9.50% - 2012	932	939
KGEN, LLC,
Term Loan B - 2nd Lien, 14.364% - 2011	1,109,250	1,123,116
LSP Gen Finance Company, LLC:
DD Term Loan (May 06), 7. 114% - 2013	39,649	39,666
Term Loan B (May 06), 7. 114% - 2013	921,591	921,975
NRG Energy, Inc.:
Syn LC (Feb 06), 7.364% - 2013	2,000,000	2,009,038
Plains Resources, Inc.:
Term Loan, 6.871% - 2011	853,738	852,671
Plum Point Energy Associates, LLC:
Funded LC (Mar 06), 8.614% - 2014	194,286	195,986
Term Loan (Mar 06), 8.614% - 2014	669,877	675,738
Riverside Energy Center, LLC:
Term Loan, 9.626% - 2011	531,531	542,162
Rocky Mountain Energy Center, LLC:
LC, 9.626% - 2011	42,479	43,329
Term Loan, 9.626% - 2011	367,227	374,572
Wolf Hollow I, LP:
Syn LC (Dec 05), 7.60% - 2012	400,000	392,000
Syn RC (Dec 05), 7.60% - 2012	100,000	98,000
Term Loan - 1st Lien (Dec 05), 7.614% -2012	474,160	464,677

		11,637,530

Total senior floating rate interests
(cost $116,298,641)		116,241,475

	Principal Amount	Market Value
CORPORATE BONDS - 2.3%

Drugs - 0.4%
Elan Finance and Elan Finance Corporation (co-issuers),
9.496% - 2013 (1)(2)	$500,000	$496,250

Electronics & Electric - 0.7%
Freescale Semiconductors, Inc.,
9.25% - 2014 (1)(2)	500,000	495,625
NXP B.V., 8.118% - 2013 (1)(2)	325,000	329,875

		825,500

Forest Products - 0.4%
Verso Paper Holdings, LLC,
9.121% - 2014 (1)(2)	500,000	507,500

Telecommunications & Cellular Communications - 0.8%
Intelsat (Bermuda), Ltd.,
10.484% - 2012 (2)	1,000,000	1,008,750

Total corporate bonds
(cost $2,845,605)		2,838,000

TEMPORARY CASH INVESTMENTS - 2.6%

State Street General Account Money Market Fund	3,100,000	3,100,000
State Street General Account Money U.S. Government	200,000	200,000

Total temporary cash investments
(cost $3,300,000)		3,300,000

REPURCHASE AGREEMENT - 0.8%
State Street, 2.75%, dated 12-29-06, matures 1-02-07; repurchase amount of $1,025,792 (Collateralized by FHLB, 4.875%, 02-23-07 with a value of $1,048,921)	1,025,792	1,025,792

Total repurchase agreement
(cost $1,025,792)		1,025,792

Total investments - 100.0%
(cost $123,470,038)		123,405,267
Other assets in excess of liabilities - 0.9%		1,091,327

Total net assets - 100.0%		$124,496,594

See accompanying notes.

Schedule of Investments December 31, 2006 - continued	Security Income Fund Income Opportunity Series

For federal income tax purposes the identified cost of investments owned at December 31, 2006 was $123,637,271 plc (public limited company)

[1]	Security is a 144A security. See notes to financial statements.
[2]	Variable rate security. Rate indicated is rate effective at December 31, 2006.
[3]

Senior loans in which the Series invests generally pay interest based on rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (I) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2006.

[4]

Senior Loan purchased on a when issued basis in the primary market. Certain details associated with this purchase are not known prior to the settlement date of the transaction. At settlement, the borrower or counterparty will provide the final coupon rate and maturity date.

[5]	Security is in default of interest and/or principal obligations.
[6]	Portion purchased on a delayed delivery basis.

See accompanying notes.

Security Income Fund Income Opportunity Series

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$123,405,267
Cash	508
Receivables:
Fund shares sold	452,477
Securities sold	4,833,687
Interest	1,149,292
Prepaid expenses	15,439

Total assets	129,856,670

Liabilities:
Payable for:
Securities purchased	4,896,120
Fund shares redeemed	182,663
Dividends payable to shareholders	52,756
Management fees	84,154
Directors’ fees	3,000
Transfer agent/maintenance fees	15,779
Administration fees	15,939
Professional fees	23,647
12b-l distribution plan fees	69,866
Other	16,152

Total liabilities	5,360,076

Net Assets	$124,496,594

Net assets consist of:
Paid in capital	$124,781,359
Accumulated net investment loss	(219,994)
Net unrealized depreciation in value of investments	(64,771)

Net assets	$124,496,594

Class A:
Capital shares outstanding
(unlimited number of shares authorized)	5,552,280
Net assets	$55,847,734
Net asset value and redemption price per share	$10.06

Offering price per share (net asset value divided by 95.25%)	$10.56

Class B:
Capital shares outstanding
(unlimited number of shares authorized)	2,571,119
Net assets	$25,821,835
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.04

Class C:
Capital shares outstanding
(unlimited number of shares authorized)	4,264,711
Net assets	$42,827,025
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.04

[1]Investments, at cost	$123,470,038

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Interest	$8,644,412

Total investment income	8,644,412

Expenses:
Management fees	915,689
Custodian fees	49,564
Transfer agent/maintenance fees	52,616
Administration fees	176,445
Directors’ fees	7,733
Professional fees	44,642
Reports to shareholders	24,299
Registration fees	39,502
Other expenses	22,632
12b-l distribution plan fees - Class A	125,639
12b-l distribution plan fees - Class B	200,988
12b-l distribution plan fees - Class C	405,627

Total expenses	2,065,376
Less: Earnings credits	(7,864)

Net expenses	2,057,512

Net investment income	6,586,900

Net Realized and Unrealized Gain (Loss):
Net realized gain during the year on:
Investments	328,951

Net realized gain	328,951

Net unrealized depreciation during the year on:
Investments	(685,999)

Net unrealized depreciation	(685,999)

Net realized and unrealized loss	(357,048)

Net increase in net assets resulting from operations	$6,229,852

See accompanying notes.

Schedule of Changes in Net Assets	Security Income Fund Income Opportunity Series

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income	$6,586,900	$3,842,449
Net realized gain (loss) during the year on investments	328,951	(198,836)
Net unrealized appreciation (depreciation) during the year on investments	(685,999)	70,563

Net increase in net assets resulting from operations	6,229,852	3,714,176

Distributions to shareholders from:
Net investment income
Class A	(3,164,879)	(1,776,589)
Class B	(1,346,139)	(800,405)
Class C	(2,244,362)	(1,265,561)
Net realized gain
Class A	(55,089)	—
Class B	(25,508)	—
Class C	(42,145)	—
Return of capital
Class A	(18,390)	—
Class B	(8,777)	—
Class C	(14,629)	—

Total distributions to shareholders	(6,919,918)	(3,842,555)

Capital share transactions
Proceeds from sale of shares
Class A	21,895,566	32,022,892
Class B	3,767,236	2,763,511
Class C	8,437,144	12,719,250
Distributions reinvested
Class A	2,952,099	1,482,851
Class B	1,251,431	767,831
Class C	2,105,760	1,137,273
Cost of shares redeemed
Class A	(14,550,886)	(15,212,835)
Class B	(854,572)	(322,724)
Class C	(5,084,916)	(6,502,342)

Net increase from capital share transactions	19,918,862	28,855,707

Net increase in net assets	19,228,796	28,727,328

Net assets:
Beginning of year	105,267,798	76,540,470

End of year	$124,496,594	$105,267,798

Accumulated net investment loss at end of year	$(219,994)	$(57,893)

Capital Share Activity:
Shares sold
Class A	2,165,571	3,160,762
Class B	373,396	272,951
Class C	835,665	1,257,688
Shares reinvested
Class A	292,350	146,496
Class B	124,114	75,925
Class C	208,870	112,509
Shares redeemed
Class A	(1,438,882)	(1,509,652)
Class B	(84,615)	(31,897)
Class C	(503,790)	(643,286)

See accompanying notes.

Statement of Cash Flows For the Year Ended December 31, 2006	Security Income Fund Income Opportunity Series

Year Ended December 31, 2006
Net Increase in Net Assets Resulting from Operations:	$6,229,852
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Unrealized loss on investments	357,048
Amortization of discount/premium on investments	59,858
Proceeds from disposition of investments	165,885,635
Purchase of investments	(186,505,585)
Changes in operating assets and liabilities:
Increase in interest receivable and prepaid expenses	(337,327)
Decrease in payables	(261,141)

Net cash used in operating activities	(14,571,660)

Cash flows from financing activities:
Proceeds from shares sold	33,961,715
Payments on shares redeemed	(20,333,142)
Dividends paid in cash(a)	(601,928)

Net cash provided by financing activities	13,026,645

Net decrease in Cash	(1,545,015)
Cash at the beginning of the year	1,545,523

Cash at the end of the year	$508

(a)	Non-cash financing activities not included herein consists of reinvestment of dividends of $6,309,290.

See accompanying notes.

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Income Fund Income Opportunity Series

	Year Ended December 31,		Period Ended December 31,
Class A	2006	2005	2004[e]
Per Share Data

Net asset value, beginning of period	$10.12	$10.11	$10.04

Income (loss) from investment operations:
Net investment income[c]	0.62	0.44	0.22
Net gain (loss) on securities (realized and unrealized)	(0.03)	0.01	0.13

Total from investment operations	0.59	0.45	0.35

Less distributions:
Dividends from net investment income	(0.64)	(0.44)	(0.25)
Distributions from realized gains	(0.01)	—	(0.03)

Total distributions	(0.65)	(0.44)	(0.28)

Net asset value, end of period	$10.06	$10.12	$10.11

Total Return[a]	5.96%	4.55%	3.46%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$55,848	$45,856	$27,646

Ratios to average net assets:
Net investment income	6.14%	4.45%	2.92%
Total expenses[b]	1.41%	1.44%	1.43%
Net expenses[d]	1.41%	1.44%	1.42%

Portfolio turnover rate	76%	71%	146%

	Year Ended December 31,		Period Ended December 31,
Class B	2006[g]	2005[f]	2004[e]
Per Share Data

Net asset value, beginning of period	$10.10	$10.11	$10.04

Income (loss) from investment operations:
Net investment income[c]	0.56	0.40	0.17
Net gain (loss) on securities (realized and unrealized)	(0.03)	(0.01)	0.12

Total from investment operations	0.53	0.39	0.29

Less distributions:
Dividends from net investment income	(0.58)	(0.40)	(0.19)
Distributions from realized gains	(0.01)	—	(0.03)

Total distributions	(0.59)	(0.40)	(0.22)

Net asset value, end of period	$10.04	$10.10	$10.11

Total Return[a]	5.35%	3.92%	2.87%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$25,822	$21,800	$18,606

Ratios to average net assets:
Net investment income	5.54%	4.02%	2.20%
Total expenses[b]	2.01%	1.82%	2.17%
Net expenses[d]	2.01%	1.82%	2.17%

Portfolio turnover rate	76%	71%	146%

See accompanying notes.

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Income Fund Income Opportunity Series

	Year Ended December 31,		Period Ended December 31,
Class C	2006	2005	2004e
Per Share Data

Net asset value, beginning of period	$10.10	$10.11	$10.04
Income (loss) from investment operations:
Net investment income[c]	0.54	0.37	0.16
Net gain (loss) on securities (realized and unrealized)	(0.03)	(0.01)	0.13

Total from investment operations	0.51	0.36	0.29

Less distributions:
Dividends from net investment income	(0.56)	(0.37)	(0.19)
Distributions from realized gains	(0.01)	—	(0.03)

Total distributions	(0.57)	(0.37)	(0.22)

Net asset value, end of period	$10.04	$10.10	$10.11

Total Return[a]	5.18%	3.57%	2.88%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$42,827	$37,612	$30,288

Ratios to average net assets:
Net investment income	5.39%	3.66%	2.17%
Total expenses[b]	2.16%	2.19%	2.17%
Net expenses[d]	2.16%	2.19%	2.17%

Portfolio turnover rate	76%	71%	146%

[a]	Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.
[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.
[c]	Net investment income was computed using the average month-end shares outstanding throughout the period.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[e]

The Income Opportunity Series was initially capitalized on February 11, 2004, with a net asset value of $10.00 per share. The Series commenced operations on March 31, 2004 with a net asset value of $10.04. Percentage amounts for the period have been annualized, except for total return.

[f]	Effective August 25, 2005, Class B shares ceased charging 12b-l fees in accordance with the NASD sales cap regulations. Per share information reflects this change.
[g]	Effective March 1, 2006, Class B shares began charging 12b-l fees in accordance with the NASD sales cap regulations. Per share information reflects this change.

See accompanying notes.

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Manager’s Commentary February 15, 2007	Security Cash Fund (unaudited)

Advisor, Security Management Company, LLC

Christi Fletcher Portfolio Manager

To Our Shareholders

The first half of 2006 proved to be comparable to 2005. The Federal Reserve Board’s campaign to increase interest rates resulted in four rate increases during the Fund’s fiscal year ending at 5.25%. The yield of The Security Cash Fund rose accordingly, returning 4.13% on a net basis for the year ended
December 31, 2006, which lagged the benchmark l-Money Net Retail Tier 1 of 4.30% for the same period.

Aside from the increases in short-term interest rates, the continued threat of higher inflation and a flat yield curve the past year proved positive for credit issuers. Companies continued to display solid balance sheet fundamentals, strong cash flows and good profit growth. In addition, the trend continues as firms utilize the excess cash flows for increasing dividends or share repurchases (shareholder friendly), rather than bolstering credit quality.

Characteristics of Portfolio Assets

At December 31, 2006, the average maturity of the holdings in the Security Cash Fund was 52 days, which was a couple of days longer than the benchmark. This strategy positioned the Fund to take advantage of longer dated securities, as the threat of decreasing rates loomed.

The yield curve for money market instruments went from upward trending during the first half of 2006 to relatively flat in the second half. This made for interesting challenges for additional yield along the maturity spectrum and among various types of money market instruments. The majority of the Fund’s assets lie in the corporate debt sector via commercial paper, floating rate securities and Yankee CD’s, due to the strong balance sheet fundamentals of credit and because it represented good value against other sectors. At year end, approximately 40% of the Cash Fund was made up of Commercial Paper, 38% in Floating Rate securities (which includes Corporate and U.S. Government-Backed), 9% in U.S. Government/Agency obligations, 7% in Yankee CD’s, 4% in funding agreements, and 2% Mortgage related products.

Outlook for 2007

In 2006, the economy continued to grow but with strong head winds from the long anticipated correction in the housing market, the Federal Reserve rate increases that started to take effect, and commodity prices yet again hitting all time highs. Looking forward to 2007, the economy will continue to grow but at a slower pace versus recent years. We expect short-term rates to remain at 5.25% for most of 2007. We think the approach the Federal Reserve will take is one of a wait-and-see attitude. We are not anticipating a cut in short-term rates but have not factored in an increase either, unless we see an increase in inflation. At this point, there is limited evidence of either situation unfolding during 2007.

With a stable U.S. economy predicted in 2007, as fundamentals in the corporate sector remain solid and companies continue to generate strong cash flows and earnings growth, the Fund will continue to be invested heavily in the corporate debt sectors within the money market arena.

As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Security Cash Fund. We appreciate the confidence that you have placed in us and remain focused on achieving the Fund’s investment goals.

Sincerely,

Christina Fletcher

Portfolio Manager

Manager’s Commentary December 31, 2006	Security Cash Fund (unaudited)

PERFORMANCE

Portfolio Composition by Quality Ratings (Based on Standard and Poor’s Ratings)

Tier 1 investments	98.77%
Repurchase Agreement	0.43
Cash & other assets, less liabilities	0.80

Total net assets	100.00%

Average Annual Returns

Periods Ended 12-31-06	1 Year	5 Years	10 Years
	4.13%	1.56%	3.05%

The performance data above represents past performance which is not predictive of future results. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fee waivers and/or reimbursements reduced fund expenses and in the absence of such waivers, the performance quoted would be reduced.

See accompanying notes.

Managers’ Commentary December 31, 2006	Security Cash Fund (unaudited)

PERFORMANCE

Information About Your Fund’s Expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Security Cash Fund
Actual	$1,000.00	$1,021.90	$5.10
Hypothetical	1,000.00	1,020.16	5.09

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 2.19%.

[2]

Expenses are equal to the Fund’s annualized expense ratio of 1.00%, net of expense reimbursement and earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See accompanying notes.

Schedule of Investments December 31, 2006	Security Cash Fund

	Principal Amount	Value
CERTIFICATE OF DEPOSIT - 6.9%
Bank of Ireland
5.32%, 2/08/2007	$2,000,000	$2,000,000
BNP Paribas NY Branch
5.33%, 3/16/2007	1,500,000	1,500,000

TOTAL CERTIFICATE OF DEPOSIT (Cost $3,500,000)		$3,500,000

CORPORATE BOND - 37.7%

Automotive -9.0%
American Honda Finance Corporation
5.39%, 1/02/2007 (1)(2)(3)(4)	1,000,000	1,000,158
5.476%, 2/12/2007 (1)(2)(3)(4)	1,100,000	1,100,571
Toyota Motor Credit Corporation
5.21%, 8/17/2007 (1)(2)	1,000,000	999,967
5.265%, 1/02/2007 (1)(2)	1,500,000	1,500,425

		4,601,121

Brokerage - 13.9%
Bear Stearns Companies, Inc.
5.534%, 1/16/2007 (1)(2)	1,000,000	1,000,095
Goldman Sachs Group, Inc.
5.476%, 2/12/2007 (1)(2)	1,000,000	1,000,470
5.50%, 1/02/2007 (1)(2)	1,000,000	1,000,827
Lehman Brothers Holdings, Inc.
5.415%, 1/19/2007 (1)(2)	1,000,000	1,000,487
Merrill Lynch & Company, Inc.
5.39%, 1/22/2007 (1)(2)	2,000,000	2,000,893
Morgan Stanley
5.50%, 2/15/2007 (1)(2)	1,100,000	1,100,138

		7,102,910

Financial Companies - Captive - 7.9%
Caterpillar Financial Services Corporation
5.39%, 1/29/2007 (1)(2)	2,000,000	2,000,448
General Electric Capital Corporation
5.375%, 3/15/2007	1,000,000	999,818
HSBC Finance Corporation
5.41%, 2/28/2007 (1)(2)	1,000,000	1,000,104

		4,000,370

Financial Companies - Noncaptive Consumer - 2.0%
SLM Corporation
5.50%, 1/25/2007 (1)(2)	1,000,000	1,000,125

Non U.S. Banking - 2.9%
Royal Bank of Scotland plc
5.364%, 3/30/2007 (1)(2)(3)	1,500,000	1,500,182

U.S. Banking -2.0%
Wells Fargo & Company
5.426%, 3/23/2007 (1)(2)	1,000,000	1,000,221

TOTAL CORPORATE BOND (Cost $19,204,929)		$19,204,929

MISCELLANEOUS ASSET - 3.9%

Life Insurance - 3.9%
United of Omaha Life Insurance Company
5.40%, 1/23/2007 (1)	2,000,000	2,000,000

TOTAL MISCELLANEOUS ASSET (Cost $2,000,000)		$2,000,000

MORTGAGE BACKED SECURITIES - 1.2%

Other Non-Agency - 1.2%
Pass-Thru’s -1.2%
Small Business Administration Pools
#503295, 5.75% -1/01/2007 (1)(2)	65,524	65,565
#503303, 5.75% -1/01/2007 (1)(2)	103,648	103,713
#603265, 5.75% -1/01/2007 (1)(2)	113,576	113,292
#502398, 5.875% -1/01/2007 (1)(2)	18,831	18,902
#503152, 5.875% -1/01/2007 (1)(2)	105,766	105,766
#501927, 6.50% -1/01/2007 (1)(2)	180,382	182,084

		589,322

TOTAL MORTGAGE BACKED SECURITIES (Cost $589,322)		$589,322

U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 8.8%
Federal Home Loan Bank
5.35% - 11/21/2007	1,500,000	1,499,925
5.40% - 9/12/2007	1,000,000	1,000,000
5.50% - 10/02/2007	1,000,000	1,000,000
Federal Home Loan Mortgage Corporation
4.85% - 2/27/2007	1,000,000	999,975

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $4,499,900)		$4,499,900

ASSET BACKED COMMERCIAL PAPER - 27.7%

Financial Companies - Diversified - 7.0%
Amstel Funding Corporation
5.275%, 1/16/2007	1,052,000	1,049,688
Amsterdam Funding Corporation
5.25%, 1/5/2007	1,000,000	999,417
Govco, Inc.
5.25%, 1/22/2007	1,500,000	1,495,406

		3,544,511

Financial Companies - Miscellaneous Receivables -3.1%
Jupiter Securitization Corporation
5.25%, 1/17/2007	1,557,000	1,553,367

Financial Companies - Securities - 5.5%
Galaxy Funding, Inc.
5.275%, 1/10/2007	1,600,000	1,597,890

The accompanying notes are an integral part of the financial statements.

Schedule of Investments December 31, 2006 - continued	Security Cash Fund

	Principal Amount	Value
ASSET BACKED COMMERCIAL PAPER (continued)
Financial Companies - Securities (continued)
Galaxy Funding, Inc. (continued)	$1,200,000	$1,195,095

5.255%, 1/29/2007		2,792,985

Financial Companies - Trade & Term
Receivables - 3.7%
Eureka Securitization 5.264%, 1/8/2007	1,900,000	1,898,056

Financial Companies - Trade
Receivables - 8.4%
Old Line Funding LLC
5.27%, 1/3/2007	1,400,000	1,399,590
Sheffield Receivables Corporation
5.265%, 1/2/2007	1,600,000	1,599,766
5.27%, 1/5/2007	1,300,000	1,299,239

		4,298,595

TOTAL ASSET BACKED COMMERCIAL PAPER (Cost $14,087,514)		$14,087,514

COMMERCIAL PAPER - 12.6%
Financial - Other - 6.8%
Bank of America
5.17%, 4/4/2007	2,000,000	1,973,289
Countrywide Financial Corporation
5.42%, 1/2/2007	1,500,000	1,499,774

		3,473,063

Non U.S. Banking - 5.8%
Societe Generale
5.23%, 3/5/2007	1,500,000	1,486,271
Westpac Banking Corporation
5.18%, 5/2/2007	1,500,000	1,473,884

		2,960,155

TOTAL COMMERCIAL PAPER (Cost $6,433,218)		$6,433,218

REPURCHASE AGREEMENT - 0.4%
United Missouri Bank, 4.85%, 12-29-06, matures 01-02-07; repurchase amount $222,120 (Collateralized by FHLMC, 5.00%, 08-15-35 with a value of $226,956)	$222,000	$222,000

TOTAL REPURCHASE AGREEMENT (Cost $222,000)		$222,000

Total Investments (Security Cash Fund) (Cost $50,536,883) - 99.2%		$50,536,883
Other Assets in Excess of Liabilities - 0.8%		407,138

TOTAL NET ASSETS - 100.0%		$50,944,021

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $50,536,883.

1	- Maturity date indicated is next interest reset date.
2	- Variable rate security. Rate indicated is rate effective at December 31, 2006.
3	- Security was acquired through a private placement.
4	- Security is a 144A security, which places restrictions on resale. See Notes to financial statements.

Glossary:

plc	- Public Limited Company

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Security Cash Fund

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$50,536,883
Cash	60,997
Receivables:
Fund shares sold	379,276
Securities sold	12,274
Interest	241,689
Security Management Company	25,517
Prepaid expenses	23,109

Total assets	51,279,745

Liabilities:
Payable for:
Fund shares redeemed	250,479
Dividends payable to shareholders	1,916
Management fees	24,140
Custodian fees	1,274
Transfer agent/maintenance fees	20,090
Administration fees	5,336
Professional fees	13,529
Directors’ fees	12,000
Other	6,960

Total liabilities	335,724

Net Assets	$50,944,021

Net assets consist of:
Paid in capital	$50,944,021

Net assets	$50,944,021

Capital shares outstanding (unlimited number of shares authorized)	50,944,021
Net asset value per share	$1.00

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Interest	$2,759,573

Total investment income	2,759,573

Expenses:
Management fees	270,087
Custodian fees	8,820
Transfer agent/maintenance fees	287,488
Administration fees	53,694
Directors’ fees	31,462
Professional fees	16,277
Reports to shareholders	29,205
Registration fees	45,207
Other expenses	24,864

Total expenses	767,104
Less: Reimbursement of expenses	(226,914)
Earnings credits	(6)

Net expenses	540,184

Net investment income	2,219,389

Net increase in net assets resulting from operations	$2,219,389

[1]	Investments, at cost $50,536,883

See accompanying notes.

Statement of Changes in Net Assets	Security Cash Fund

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase in net assets from operations:	$2,219,389	$1,060,745

Net investment income	2,219,389	1,060,745

Net increase in net assets resulting from operations
Distributions to shareholders from:
Net investment income	(2,219,389)	(1,060,745)

Total distributions to shareholders	(2,219,389)	(1,060,745)

Capital share transactions:
Proceeds from sale of shares	80,018,561	59,075,047
Distributions reinvested	2,147,801	1,024,818
Cost of shares redeemed	(74,881,682)	(65,838,545)

Net increase (decrease) from capital share transactions	7,284,680	(5,738,680)

Net increase (decrease) in net assets	7,284,680	(5,738,680)

Net assets:
Beginning of year	43,659,341	49,398,021

End of year	$50,944,021	$43,659,341

Capital Share Activity:
Shares sold	80,018,561	59,075,047
Shares reinvested	2,147,801	1,024,818
Shares redeemed	(74,881,682)	(65,838,545)

See accompanying notes.

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Security Cash Fund

					Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[c]	0.04	0.02	— [f]	— [f]	0.01

Total from investment operations	0.04	0.02	—	—	0.01

Less distributions:
Dividends from net investment income	(0.04)	(0.02)	— [e]	— [e]	(0.01)

Total distributions	(0.04)	(0.02)	—	—	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[a]	4.13%	2.30%	0.40%	0.20%	0.85%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$50,944	$43,659	$49,398	$59,563	$69,679

Ratios to average net assets:
Net investment income	4.11%	2.26%	0.40%	0.21%	0.84%
Total expenses[b]	1.42%	1.38%	1.26%	1.14%	1.07%
Net expenses[d]	1.00%	1.00%	0.99%	1.00%	1.00%

[a]	Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.
[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.
[c]	Net investment income was computed using the average month-end shares outstanding throughout the period.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[e]	Dividends from net investment income are less than $0.01 per share.
[f]	Net investment income is less than $0.01 per share.

See accompanying notes.

Notes to Financial Statements December 31, 2006

1. Significant Accounting Policies

Security Income Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Security Income Fund offers different classes and, there-fore, is required to account for each class separately and to allocate general expenses to each class based on the net asset value of each series. Class “A” shares are generally sold with a sales charge at the time of purchase. Class “A” shares are not subject to a sales charge when they are redeemed, except that purchases of Class “A” shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class “B” shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class “A” shares after eight years. Redemptions of Class “B” shares within five years of acquisition incur a contingent deferred sales charge. Class “C” shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of Class “C” shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation - Valuations of Security Income Fund’s (the Fund) securities are supplied by pricing services approved by the Board of Directors. The Fund’s officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the Nasdaq Stock Market, Inc. (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or Nasdaq on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund’s investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a Fund’s portfolio securities before the NAV has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund’s NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Security Income Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

The senior floating rate interests (loans) in which the High Yield Series and the Income Opportunity Series invest are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

Security Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premiums or accretion of discounts, which approximates market value.

B. Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Senior Floating Rate Interests - Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Notes to Financial Statements December 31, 2006

D. Options - The Funds (except Security Cash Fund) may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer, the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by these Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

The cash premiums received for a written option are recorded as an asset, with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. There were no options written or purchased, outstanding at December 31, 2006.

E. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities. Interest income also includes pay-down gains and losses on senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Each class of shares participates in investment income, fund-level expenses and realized and unrealized gains and losses based on the total net asset value of its shares in proportion to the total net assets of the Fund.

F. Securities Purchased on a When-Issued or Delayed Delivery Basis - The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Series actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Series will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

G. Expenses - Expenses that are directly related to one of the Series are charged directly to that Series. Other operating expenses are allocated to the Series on the basis of relative net assets. Class specific expenses, such as 12b-l fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Series are allocated to each respective class in proportion to the relative net assets of each class.

H. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

I. Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

J. Earnings Credits - Under the fee schedule with the custodian, the Funds can earn credits based on overnight custody cash balances. These credits can be utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

K. Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

M. Indemnifications - Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

N. Futures - The Series may enter into interest rate futures contracts (“futures” or “futures contracts”) as a hedge against changes in prevailing levels of interest rates. A Series’ hedging may include sales of futures as an offset against the effect of expected increases in interest rates, and purchases of futures as an offset against the effect of expected declines in interest rates.

The Series will not enter into futures contracts for speculation and will only enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Although techniques other than sales an purchases of futures contracts could be used to reduce a Series’ exposure to interest rate fluctuations, the Series may be able to hedge exposure more effectively and at a lower cost through using futures contracts. The primary risks associated with the use of futures contracts

Notes to Financial Statements December 31, 2006

are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. Variation margin is paid or received in cash daily by the Series. The Series realize a gain or loss when the contract is closed or expires.

0. Recent Accounting Pronouncements - On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value requirements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Funds are currently evaluating the impact of FAS 157.

2. Management Fees and Other Transactions with Affiliates

Management fees are paid monthly to Security Management Company, LLC (SMC), based on the following annual rates:

Management Fees (as a % of net assets)
Security Income Fund:
Capital Preservation Series	0.35%
Diversified Income Series	0.35%
High Yield Series	0.60%
Income Opportunity Series	0.80%[1]
Security Cash Fund	0.50%

[1]	Management fees are payable at the rate of 0.80% of the average daily net assets of $200 million or less, plus 0.70% of the average daily net assets of more than $200 million.

SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each fund. For these services, the Investment Manager receives the following:

Administrative Fees (as a % of net assets)
Security Income Fund:
Capital Preservation Series	0.095%
Diversified Income Series	0.095%
High Yield Series	0.095%
Income Opportunity Series	0.150%
Security Cash Fund	0.095%
Minimum annual charge per Series	$25,000
Certain out-of-pocket charges	Varies

SMC is paid the following for providing transfer agent services to the Funds:

Annual charge per account	$5.00 - $ 8.00
Transaction fee	$0.60 - $ 1.10
Minimum annual charge per Series	$25,000
Certain out-of-pocket charges	Varies

The investment advisory contract for Security Income Fund provides that the total annual expenses of each series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B and Class C distribution plans) will not exceed the level of expenses which Security Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Series are qualified for sale. For the year ended December 31, 2006, SMC agreed to limit the total expenses of Diversified Income Fund to an annual rate of 0.95% of the average daily net asset value of Class A shares and 1.70%

Notes to Financial Statements December 31, 2006

of Class B shares and Class C shares. SMC also agreed to limit the total expenses of the High Yield Fund to 2.00% for Class A shares and 2.75% for Class B and Class C shares. The investment advisory contract for Security Cash Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.00% of the average net assets of the fund as calculated on a daily basis.

Security Income Fund has adopted distribution plans related to the offering of Class A, Class B and Class C shares. Each such distribution plan has been adopted pursuant to Rule 12b-l of the Investment Company Act of 1940. The plans of the Diversified Income Series, High Yield Series and the Income Opportunity Series provide for payments at an annual rate of 0.25% of the average daily net assets of Class A Shares of each Series and 1.00% of the average daily assets of Class B and Class C shares. The plans for the Capital Preservation Series provide for payment at an annual rate of 0.25% of the average daily net assets of Class A shares, 0.75% of the average daily net assets of Class B shares and 0.50% of the average daily net assets of Class C shares. The distribution plan fees are paid to Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Corporation and the national distributor of the Funds. For the period August 25, 2005 to March 31, 2006, Class B shares on the Income Opportunity Series ceased charging 12b-l fees in accordance with the NASD sales cap regulations. Effective December 1, 2006, Class B shares of the High Yield Series ceased charging 12b-l fees in accordance with the NASD sales cap regulations.

SDI retained underwriting commissions during the year ended December 31, 2006, on sales of shares after allowances to brokers and dealers in the following amounts:

SDI Underwriting Commissions
Security Income Fund:
Capital Preservation Series	$123,630
Diversified Income Series	32,697
Income Opportunity Series	26,361

Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its affiliates, which include SMC and SDI.

At December 31, 2006, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds, as follows:

Fund or Series	Percent of outstanding shares owned
Security Income Fund:
Income Opportunity Series	46.73%
Security Cash Fund	6.67%

3. Fair Valued Securities

As of December 31, 2006, the following funds contained securities that were valued using procedures approved by the Board of Directors. Market value, cost and percentage of total net assets are as follows:

	Market Value	% of Net Assets
Capital Preservation Series	$10,993,420	5.8%
Diversified Income Series	—	0.0%
High Yield Series	73,875	0.1%

4. 144A Securities

As of December 31, 2006, the following funds contained securities that were considered 144A securities. Market value, cost and percentage of total net assets are as follows:

	Market Value	Cost	% of Net Assets
Capital Preservation Series	$43,296,133	$43,425,737	22.7%
Diversified Income Series	8,051,763	8,030,307	9.1%
High Yield Series	12,272,792	12,057,504	19.5%
Income Opportunity Series	1,829,250	1,833,454	1.5%
Cash Fund	2,100,729	2,100,729	4.1%

5. Illiquid Securities

As of December 31, 2006, the following funds contained securities that were considered illiquid securities. Market value, cost and percentage of total net assets are as follows:

	Market Value	Cost	% of Net Assets
Diversified Income Series	$—	$25,000	0.0%
High Yield Series	—	594,318	0.0%

6. Line of Credit

The Income Opportunity Series of the Security Income Fund has a $10 million committed secured revolving line of credit with State Street Bank and Trust Company (the Bank). The Series may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at a variable rate per annum equal to the Bank’s overnight federal funds rate as determined by the Bank plus 0.50% per annum which rate shall change when such federal funds rate changes. The Series did not use the line during the year ended December 31, 2006.

7. Federal Income Tax Matters

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to interest income accrued for defaulted and variable rate securities for tax purposes and differing book and tax amortization methods for premium and market discount, as well

Notes to Financial Statements December 31, 2006

as, return of capital distributions. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The following adjustments were made to the Statements of Assets and Liabilities as of December 31, 2006 to reflect permanent differences:

	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Paid-in Capital
Security Income Fund:
Capital Preservation Series	$2,218	$47,864	$(50,082)
Diversified Income Series	(170,639)	170,639	—
High Yield Series	120,247	(105,722)	(14,525)
Income Opportunity Series	(6,379)	48,175	(41,796)

The amounts of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2006, were as follows:

	Capital Preservation Series	Diversified Income Series	High Yield Series	Income Opportunity Series
Gross unrealized appreciation	$710,337	$273,124	$1,847,674	$234,722
Gross unrealized depreciaton	(960,218)	(1,167,461)	(1,094,607)	(466,726)

Net unrealized appreciation (depreciation)	$(249,881)	$(894,337)	$753,067	$(232,004)

At December 31, 2006, the following funds have capital loss carryovers and deferred post October losses to offset future realized capital gains as follows:

	Carryover Utilized in 2006	Capital Loss Carryovers	Expires In	Deferred Post-October Losses
Security Income Fund:
Capital Preservation Series	$—	$1,770,802	2013	$243,345
	—	2,390,407	2014

	$—	$4,161,209

Diversified Income Series	$—	$801,693	2007	—
	—	3,837,647	2008
	—	433,468	2010
	—	291,583	2011
	—	453,684	2012
	—	1,213,966	2014

	$—	$7,032,041

High Yield Series	$51,555	$—	2010	—
	465,399	88,154	2011

	$516,954	$88,154

Income Opportunity Series	$199,830	$—	2013	—

The tax character of distributions paid during the fiscal years ended December 31, 2006 and 2005 (adjusted by dividends payable), was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2006
Security Income Fund:
Capital Preservation Series	$8,579,858	$—	$50,082	$8,629,940
Diversified Income Series	3,783,191	—	—	3,783,191
High Yield Series	3,447,721	—	—	3,447,721
Income Opportunity Series	6,869,422	—	41,796	6,911,218
Security Cash Fund	2,218,713	—	—	2,218,713

2005
Security Income Fund:
Capital Preservation Series	$17,560,146	$3,487,231	$—	$21,047,377	**
Capital Preservation Series	3,019,492	364,369	33,359	3,417,220	*
Diversified Income Series	3,680,475	—	—	3,680,475
High Yield Series	2,565,273	—	17,314	2,582,587
Income Opportunity Series	3,798,499	—	—	3,798,499
Security Cash Fund	1,060,745	—	—	1,060,745

*	For the period October 1,2005 to December 31, 2005
**	For the period September 30, 2004 to September 30, 2005.

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

Notes to Financial Statements December 31, 2006

As of December 31, 2006 the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Distributable Earnings / (Deficit)***
Security Income Fund:
Capital Preservation Series	$—	—	$(4,404,554)	$(249,882)	$(4,654,436)
Diversified Income Series	184,309	—	(7,032,041)	(894,307)	(7,742,039)
High Yield Series	39,281	—	(88,154)	598,547	549,674
Income Opportunity Series	—	—	—	(232,009)	(232,009)
Security Cash Fund	676	—	—	—	676

*	Certain Funds had net capital loss carryovers as identified elsewhere in the Notes.
**	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses, differences between book and tax basis bond discount accretion, and the interest accrued on defaulted bonds for tax purposes.
***	The difference between total distributable earnings/(deficit) for book and tax purposes is related to the dividends payable at the end of the fiscal year.

8. Investment Transactions

Investment transactions for the year ended December 31, 2006 (excluding overnight investments and short-term debt securities and U.S. government securities) were as follows:

	Capital Preservation Series	Diversified Income Series	High Yield Series	Income Opportunity Series
Purchases	$113,727,017	$36,310,724	$40,985,231	$104,830,877
Proceeds from sales	$154,654,799	$24,478,956	$27,226,245	$84,506,455

9. Open Futures Contracts

Open futures contracts for Capital Preservation Series and Diversified Income Series as of December 31, 2006 were as follows:

	Position	Number of Contracts	Expiration Date	Contract Amount	Market Value	Unrealized Gain/(Loss)
Capital Preservation Series
U.S. Treasury 2-Year Note Future	Long	365	03-30-2007	$74,723,621	$74,471,405	$(252,216)
U.S. Treasury 5-Year Note Future	Short	(150)	03-30-2007	(15,877,210)	(15,759,375)	117,835
U.S. Treasury 10-Year Note Future	Short	(63)	03-21-2007	(6,855,076)	(6,770,531)	84,545
U.S. Treasury Long Bond Future	Short	(32)	03-21-2007	(3,625,513)	(3 ,566,000)	59,513

				$48,365,822	$48 ,375,499	$9,677

Diversified Income Series
U.S. Treasury 2-Year Note Future	Short	(20)	03-30-2007	$(4,093,993)	$(4,080,625)	$13,368
U.S. Treasury 5-Year Note Future	Long	130	03-30-2007	13,758,111	13 ,658,124	(99,987)
U.S. Treasury 10-Year Note Future	Long	51	03-21-2007	5,544,038	5 ,480,906	(63,132)
U.S. Treasury Long Bond Future	Short	(11)	03-21-2007	(1,244,680)	(1,225,812)	18,868

				$13,963,476	$13 ,832,593	$(130,883)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Security Income Fund and Security Cash Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Income Fund (comprised of Capital Preservation Series, Diversified Income Series, High Yield Series and Income Opportunity Series) and Security Cash Fund (collectively, the Funds) as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein, and the statement of cash flows for Security Income Fund - Income Opportunity Series for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, and cash flows of Security Income Fund - Income Opportunity Series for the year then ended, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri

February 23, 2007

Directors’ Disclosure (unaudited)

Director Approval of Investment Advisory Agreement

At an in-person meeting of the Fund’s Boards of Directors held on November 16-17, 2006, called for the purpose of, among other things, voting on the renewal of the investment advisory and sub-advisory agreements applicable to the Funds, the Fund’s Board of Directors, including the Independent Directors, unanimously approved the continuation for a one-year period of the investment advisory agreement between the Funds and Security Management Company, LLC (“SMC”), as well as each investment sub-advisory agreement applicable to the Funds. In reaching this conclusion, the Directors requested and obtained from SMC and each investment sub-adviser such information as the Directors deemed reasonably necessary to evaluate the proposed renewal of the agreements. Each Funds’ Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

In considering the proposed continuation of the investment advisory and sub-advisory agreements, the Independent Directors evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by SMC and the investment sub-advisers; (2) the investment performance of the Funds, SMC and the various investment sub-advisers; (3) the costs of the services to be provided and profits to be realized by SMC and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale would be realized as the Funds’ grow; and (5) whether advisory and sub-advisory fee levels reflect these economies of scale for the benefit of Funds’ investors. Each Board of Directors also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors’ own business judgment, to be relevant. Following its review, each Funds’ Board of Directors determined that the investment advisory agreement and each investment sub-advisory agreement applicable to the Fund (if any) will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously approved the renewal of the investment advisory and investment sub-advisory agreements based upon the following considerations, among others:

•

The nature, extent and quality of the advisory services to be provided. Each Board of Directors concluded that SMC and the investment sub-advisers retained to provide portfolio management services with respect to the Funds are capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, SMC’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by SMC, the professional qualifications and experience of SMC’s and the various sub-advisers’ portfolio managers, and SMC’s investment and management oversight processes. The Directors also determined that SMC and the sub-advisers proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Fund. With respect to the Funds, the Directors concluded on the basis of information supplied by Lipper that SMC and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods. Security Income Fund - Income Opportunity Series, the Directors were mindful that the Series commenced operations in February 2004, therefore had a relatively short performance record.

•

The cost of advisory services provided and the level of profitability. On the basis of each Board’s review of the fees to be charged by SMC for investment advisory and other services, and the estimated profitability of SMC’s relationship with each Fund, each Board concluded that the level of investment advisory fees and SMC’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and SMC and its affiliates. On the basis of comparative information supplied by Lipper the Directors determined that the advisory fees and estimated overall expense ratio of each Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size. With respect to Security Income Fund - Income Opportunity Series, the Directors concluded that the level of investment advisory fees and the profitability was appropriate. In drawing this conclusion, the Directors were mindful that while the Series’ advisory fees and total expenses exceeded the median, the Series’ is relatively small in size and recently commenced operations.

•

Whether the advisory fees reflect economies of scale. The Directors concluded that the Fund’s investment advisory fees appropriately reflect the current economic environment for SMC and the competitive nature of the mutual fund market. The Directors further determined that the Fund has yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the investment advisory fees.

•

The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should Fund assets grow meaningfully, the Directors determined that the investment advisory fees payable by the Funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by

Directors’ Disclosure (unaudited) (continued)

Lipper and SMC’s estimated profitability at current or foreseeable asset levels. The Directors also considered that they will have the opportunity to periodically re-examine whether each Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to SMC and fees payable by SMC to the investment sub-advisers, in the future.

•

Benefits (such as soft dollars) to SMC from its relationship with the Fund (and any corresponding benefits to the Fund). The Directors concluded that other benefits described by SMC and the investment sub-advisers from their relationships with the Funds, including “soft dollar” benefits in connection with the Funds’ brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Directors determined that the administration, transfer agency and fund accounting fees paid by the Funds to SMC are reasonable, fair and in the best interests of Funds’ shareholders in light of the nature and quality of the services provided, the associated costs, and the necessity of the services for the Funds’ operations.

•

Other Considerations: In approving the investment advisory and sub-advisory agreements, the Directors determined that SMC has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. In this regard, the Directors favorably considered the compliance track record of the Funds and SMC. The Directors also concluded that SMC has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including investment advisory fee waivers and expense limitation arrangements with respect to the Funds to the benefit of Funds’ shareholders.

Directors and Officers (unaudited) The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001.

Directors

Name (Date of Birth) Year Elected***	Principal Occupation(s) During Past 5 Years
Donald A. Chubb, Jr.** (12-14-46) 1994	Business broker, Griffith & Blair Realtors
Director - Jayhawk Area Boy Scouts Council

Harry W. Craig, Jr.** (05-11-39) 2004	Chairman, CEO, Secretary & Director, The Martin Tractor Company, Inc.;
Director - Stormont-Vail Corporation
Director - Concerned Citizens for Topeka
Director - Oscar S. Stauffer Executive in Residence

Jerry B. Farley** (09-20-46) 2005	President, Washburn University
President, J&J Bonanza

Penny A. Lumpkin** (08-20-39) 1993	Partner, Vivians’ Gift Shop (Corporate Retail)
Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development)
Vice President, PLB (Real Estate Equipment Leasing)
Vice President, Town Crier (Retail)
Prior to 1999:
Vice President & Treasurer, Palmer News, Inc.
Vice President, M/S News, Inc.
Secretary, Kansas City Periodicals
Prior to 2002:
Vice President, Bellaire Shopping Center (Managing and Leasing)
Partner, Goodwin Enterprises (Retail)

Maynard F. Oliverius** (12-18-43) 1998	President & Chief Executive Officer, Stormont-Vail HealthCare
Director - VHA Mid-America
Director - Go Topeka

Michael G. Odlum* (01-12-52) 2006 (Acting Chairman of the Board) 2004 (President) 2004 (Director)	President & Managing Member Representative, Security Management Company, LLC
Senior Vice President and Chief Investment Officer, Security Benefit Corporation and
Security Benefit Life Insurance Company
Vice President & Director, Security Distributors, Inc.
Director, Vice President and Chief Investment Officer, First Security Benefit Life Insurance and
Annuity Company of New York

*	This director is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
**	These directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Management Company, LLC of the accounting function for the Funds.
***	Each director oversees 28 Security Fund portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

Directors and Officers (unaudited) (continued)

Officers

Name (Date of Birth) Title - Year Elected*	Principal Occupation(s) During Past 5 Years
Steven M. Bowser	Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(02-11-60)	Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company
Vice President - 2003

Christina Fletcher	Vice President & Portfolio Manager, Security Management Company, LLC
(07-25-72)	Credit Analyst/Portfolio Manager, Horizon Cash Management
Vice President -2005	Senior Money Market Trader, Scudder Investments

Brenda M. Harwood	Vice President & Chief Compliance Officer, Security Management Company, LLC;
(11-03-63)	Assistant Vice President, Security Benefit Life Insurance Company
Chief Compliance Officer -2004	Vice President, Assistant Treasurer & Director, Security Distributors, Inc.
Treasurer - 1988

Richard J. King	Vice President & Head of Fixed Income Asset Management, Security Management Company, LLC;
(03-59) Vice President - 2005	Vice President & Head of Fixed Income Asset Management, Security Benefit Life Insurance Company
Partner, Head of Portfolio Management, INVESCO

Mark Lamb	Vice President, Security Management Company, LLC,
(02-03-60)	Vice President, Security Benefit Life Insurance Company
Vice President - 2003

Amy J. Lee	Secretary, Security Management Company, LLC.;
(06-05-61)	Secretary & Chief Compliance Officer, Security Distributors, Inc.
Secretary - 1987	Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Corporation & Security Benefit Life Insurance Company Director, Brecek & Young Advisors, Inc.

Mark Mitchell	Vice President & Portfolio Manager, Security Management Company, LLC
(08-24-64)	Vice President & Portfolio Manager, Security Benefit Life Insurance Company
Vice President - 2003

Christopher Phalen	Vice President & Portfolio Manager, Security Management Company, LLC;
(11-9-70)	Assistant Vice President & Portfolio Manager, Security Benefit Life Insurance Company
Vice President - 2002

James P. Schier	Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(12-28-57)	Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company
Vice President - 1998

Cindy L. Shields	Vice President & Head of Equity Asset Management, Security Management Company, LLC,
(06-05-67)	Vice President & Head of Equity Asset Management, Security Benefit Life Insurance Company
Vice President - 1988

Christopher D. Swickard	Assistant Secretary, Security Management Company, LLC;
(10-09-65)	Second Vice President & Assistant General Counsel, Security Benefit Corporation &
Assistant Secretary - 1996	Security Benefit Life Insurance Company Assistant Secretary, Security Distributors, Inc.

David G. Toussaint	Vice President & Portfolio Manager, Security Management Company, LLC;
(10-10-66)	Assistant Vice President & Portfolio Manager, Security Benefit Life Insurance Company
Vice President - 2001

Eric Welt	Vice President, Director of Portfolio Risk Analysis & Consultant Relations,
(10-31-67)	Portfolio Risk Manager, Security Management Company, LLC;
Vice President - 2006	Associate Director - Senior Due Diligence Analyst, Bear Stearns & Company

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

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Tax Information (unaudited)

Information for foreign shareholders only:

For the year ended December 31, 2006, 97% of the ordinary distributions paid by Capital Preservation Series, 98% of the ordinary distributions paid by High Yield Series and 98% of the ordinary distributions paid by the Income Opportunity Series qualify as interest related dividends under the Internal Revenue Code Section 871(k)(l)(C).

For the year ended December 31, 2006, 2% of the ordinary distributions paid by the Income Opportunity Series qualify as short term capital gain dividends under the Internal Revenue Code Section 871(k)(2)(C).

Other Information

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2006 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1-800-888-2461.

The Security Group of Mutual Funds

Security Equity Fund

•	Alpha Opportunity Series

•	Equity Series

•	Global Series

•	Mid Cap Value Series

•	Select 25 Series

•	Small Cap Growth Series

Security Large Cap Value Fund

Security Mid Cap Growth Fund

Security Income Fund

•	Capital Preservation Series

•	Diversified Income Series

•	High Yield Series

•	Income Opportunity Series

Security Cash Fund

Security Funds Officers and Directors

Directors

Donald A. Chubb, Jr.

Harry W. Craig, Jr.

Jerry B. Farley

Penny A. Lumpkin

Michael G. Odium

Maynard F. Oliverius

Officers

Michael G. Odium, President

Steve M. Bowser, Vice President

Christina Fletcher, Vice President

Richard J. King, Vice President

Mark Lamb, Vice President

Mark Mitchell, Vice President

Christopher Phalen, Vice President

James P. Schier, Vice President

Cindy L. Shields, Vice President

David G. Toussaint, Vice President

Eric Welt, Vice President

Amy J. Lee, Secretary

Christopher D. Swickard, Assistant Secretary

Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

One Security Benefit Place • Topeka, Kansas 66636-0001 • securitybenifit.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant’s code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $9,000 in 2005 and $10,000 in 2006.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $500 in 2005 and $500 in 2006. These services consisted of a review of the Registrant’s semi-annual financial statements.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $17,000 in 2005 and $18,000 in 2006, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,000 in 2005 and $3,000 in 2006. These services consisted of (i) review or preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) calculation of tax adjustments for potential Passive Foreign Investment Companies (as determined by Fund personnel) and (v) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e) (2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,500 in 2005 and $21,500 in 2006.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a) (1)	Code of Ethics pursuant to Item 2 above.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURITY CASH FUND

By:	/s/ MICHAEL G. ODLUM
Michael G. Odlum, President

Date:	March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL G. ODLUM
Michael G. Odlum, President

Date:	March 5, 2007

By:	/s/ BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer

Date:	March 5, 2007